Exhibit 99.1

Supplemental Operating and Financial Data
for the Quarter Ended March 31, 2026

THE COMPANY

BXP, Inc. (NYSE: BXP) (“BXP” or the “Company”) is the largest publicly traded developer, owner, and manager of premier workplaces in the United States, concentrated in six dynamic gateway markets - Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC. BXP has delivered places that power progress for our clients and communities for more than 55 years. BXP is a fully integrated real estate company, organized as a real estate investment trust (REIT). As of March 31, 2026, including properties owned by joint ventures, BXP’s portfolio totals 50.4 million square feet and 164 properties, including six properties under construction/redevelopment. BXP’s portfolio consists of 143 office properties, 14 retail properties, six residential properties (including three residential properties under construction) and one hotel. BXP is well-known for its in-house building management expertise and responsiveness to clients’ needs. BXP holds a superior track record of developing premium Central Business District (CBD) office buildings, successful mixed-use complexes, suburban office centers and build-to-suit projects for a diverse array of creditworthy clients. BXP actively works to promote its growth and operations in a sustainable and responsible manner.  BXP has earned a fourteenth consecutive GRESB “Green Star” recognition and the highest GRESB 5-star Rating and was named one of the world’s most sustainable companies by TIME Magazine. BXP, an S&P 500 company, was founded in 1970 by Mortimer B. Zuckerman and Edward H. Linde and became a public company in 1997.

FORWARD-LOOKING STATEMENTS

This Supplemental package contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. You can identify these statements by our use of the words “anticipates,” “believes,” “budgeted,” “could,” “estimates,” “expects,” “guidance,” “intends,” “may,” “might,” “plans,” “projects,” “should,” “will,” and similar expressions that do not relate to historical matters. These statements are based on our current plans, expectations, projections and assumptions about future events. You should exercise caution in interpreting and relying on forward-looking statements because they involve known and unknown risks, uncertainties and other factors which are, in some cases, beyond BXP’s control. If our underlying assumptions prove inaccurate, or known or unknown risks or uncertainties materialize, actual results could differ materially from those expressed or implied by the forward-looking statements. These factors include, without limitation, the risks and uncertainties related to adverse changes in general economic and capital market conditions, including continued inflation, elevated interest rates, supply chain disruptions, dislocation and volatility in capital markets, potential longer-term changes in consumer and client behavior resulting from the severity and duration of any downturn in the U.S. or global economy, general risks affecting the real estate industry (including, without limitation, the inability to enter into or renew leases on favorable terms, sustained changes in client preferences and space utilization, dependence on clients’ financial condition, and competition from other developers, owners and operators of real estate), the impact of adverse political conditions, including policy changes by the presidential administration, such as the direct and indirect negative impacts that new and increased tariffs may have on (1) our current and prospective clients and their demand for office space and (2) the costs and availability of construction materials and the economic returns on our construction and development activities, and prolonged government shutdowns or disruptions, the impact of geopolitical conflicts, the uncertainties of investing in new markets, the costs and availability of financing, the effectiveness of our hedging contracts, the ability of our joint venture partners to satisfy their obligations, the effects of local, national and international economic and market conditions, the effects of acquisitions, dispositions and possible impairment charges on our operating results, the impact of newly adopted accounting principles on the Company’s accounting policies and on period-to-period comparisons of financial results, the uncertainties of costs to comply with regulatory changes and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of issuance of this report and are not guarantees of future results, performance or achievements. BXP does not undertake a duty to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as otherwise required by law.

NON-GAAP FINANCIAL MEASURES

This Supplemental package includes non-GAAP financial measures, which are accompanied by what the Company considers the most directly comparable financial measures calculated and presented in accordance with GAAP. Quantitative reconciliations of the differences between the most directly comparable GAAP financial measures and the non-GAAP financial measures presented are provided within this Supplemental package. Definitions of these non-GAAP financial measures and statements of the reasons why management believes the non-GAAP measures provide useful information to investors about the Company’s financial condition and results of operations, and, if applicable, the other purposes for which management uses the measures, can be found in the Definitions section of this Supplemental starting on page 56.

The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 60.

GENERAL INFORMATION

Corporate Headquarters	Trading Symbol	Investor Relations	Inquiries
800 Boylston Street	BXP	BXP, Inc.	Inquiries should be directed to
Suite 1900		800 Boylston Street, Suite 1900	Helen Han
Boston, MA 02199	Stock Exchange Listing	Boston, MA 02199	Vice President, Investor Relations
www.bxp.com	New York Stock Exchange	investors.bxp.com	at 617.236.3429 or
(t) 617.236.3300		investorrelations@bxp.com	hhan@bxp.com
(t) 617.236.3429
Michael E. LaBelle
Executive Vice President, Chief Financial Officer
at 617.236.3352 or
mlabelle@bxp.com
(Cover photo: 360 Park Avenue South, New York, NY)

Q1 2026
Table of contents

Q1 2026
Company profile
SNAPSHOT

(as of March 31, 2026)

Fiscal Year-End	December 31
Total Properties (includes unconsolidated joint ventures and properties under development/redevelopment)	164
Total Square Feet (includes unconsolidated joint ventures and properties under development/redevelopment)	50.4 million
Common shares outstanding, plus common units and LTIP units (other than unearned Multi-Year Long-Term Incentive Program (MYLTIP) Units and Outperformance Plan (OPP) Units) on an as-converted basis [1,2]
177.5 million
Closing Price, at the end of the quarter	$51.90 per share
Dividend - Quarter/Annualized	$0.70/$2.80 per share
Dividend Yield	5.4%
Consolidated Market Capitalization [2]	$24.8 billion
BXP’s Share of Market Capitalization [2,3]	$24.6 billion
Unsecured Senior Debt Ratings	BBB (S&P); Baa2 (Moody’s)
STRATEGY

BXP’s primary business objective is to maximize return on investment in an effort to provide its investors with the greatest possible total return in all points of the economic cycle. To achieve this objective, the key tenets of our long-term business strategy are to:
•continue to embrace our leadership position in the premier workplace segment and leverage our strengths in portfolio quality, client relationships, development skills, market penetration, and sustainability to profitably build market share;
•maintain a keen focus on select dynamic gateway markets that exhibit the strongest economic growth and investment characteristics over time - currently Boston, Los Angeles, New York, San Francisco, Seattle, and Washington, DC;
•invest in the highest quality buildings (primarily premier workplaces) with unique amenities and desirable locations that are able to maintain high occupancy rates and achieve premium rental rates through economic cycles;
•maintain scale and a full-service real estate capability (leasing, development, construction, marketing, legal, and property management) in our markets to ensure we (1) see all relevant investment deal flow, (2) maintain an ability to execute on all types of real estate opportunities, such as acquisitions, dispositions, repositioning and development, throughout the real estate investment cycle, (3) provide superior service to our clients and (4) develop and manage our assets in the most sustainable manner possible;
•ensure a strong balance sheet to maintain consistent access to equity and debt capital and the ability to make new investments at opportune times;
•pursue attractive asset class adjacencies where we have a track record of success, such as life sciences and residential development;
•recycle capital for future investment through disposing of assets that no longer meet our investment profile or provide an opportunity for an attractive sale price relative to reinvestment;
•maintain a leadership position in sustainability innovation to minimize emissions from BXP’s development and in-service portfolio, as well as to provide clients sustainable solutions for their space use needs; and
•foster a culture and reputation of integrity, excellence and purposefulness, making us the employer of choice for talented real estate professionals, the landlord and developer of choice for our clients, as well as the counterparty of choice for real estate industry participants.
MANAGEMENT

Board of Directors
Owen D. Thomas	Chairman of the Board	Owen D. Thomas	Chief Executive Officer
Douglas T. Linde		Douglas T. Linde	President
Joel I. Klein	Lead Independent Director	Michael E. LaBelle	Executive Vice President, Chief Financial Officer and Treasurer
Bruce W. Duncan	Chair of Audit Committee	Rodney C. Diehl	Executive Vice President, West Coast Regions
Diane J. Hoskins	Chair of Sustainability Committee	Donna D. Garesche	Executive Vice President, Chief Human Resources Officer
Mary E. Kipp		Bryan J. Koop	Executive Vice President, Boston Region
Matthew J. Lustig	Chair of Nominating & Corporate	Peter V. Otteni	Executive Vice President, Co-Head of the Washington, DC
	Governance Committee		Region
Timothy J. Naughton	Chair of Compensation Committee	Hilary J. Spann	Executive Vice President, New York Region
Julie G. Richardson		John J. Stroman	Executive Vice President, Co-Head of the Washington, DC
William H. Walton, III			Region
Derek A. (Tony) West		Colin D. Joynt	Senior Vice President, Chief Information Officer
		Eric G. Kevorkian	Senior Vice President, Chief Legal Officer and Secretary
		Michael R. Walsh	Senior Vice President, Chief Accounting Officer
		James J. Whalen	Senior Vice President, Chief Technology Officer
___________________
1Common units and LTIP units are units of limited partnership interest in Boston Properties Limited Partnership, the entity through which the Company conducts substantially all of its business.
2For additional detail, see page 28.
3For the Company’s definitions and related disclosures, see the Definitions and Reconciliations sections of this Supplemental package starting on page 56.

Q1 2026
Guidance and assumptions
GUIDANCE

BXP’s guidance for second quarter and full year 2026 for diluted earnings per common share attributable to BXP, Inc. (EPS) and diluted funds from operations (FFO) per common share attributable to BXP, Inc. is set forth and reconciled below.  Except as described below, the estimates reflect management’s view of current and future market conditions, including assumptions with respect to rental rates, occupancy levels, interest rates, the timing of the lease-up of available space, the timing of development cost outlays and development deliveries, and the earnings impact of the events referenced in the Company’s earnings release issued on April 28, 2026 and those referenced during the related conference call.  The estimates do not include (1) possible future gains or losses or the impact on operating results from other possible future property acquisitions or dispositions not under contract as of the date hereof, (2) the impacts of any other capital markets activity, (3) future write-offs or reinstatements of accounts receivable and accrued rent balances, or (4) future impairment charges. EPS estimates may fluctuate as a result of several factors, including changes in the recognition of depreciation and amortization expense, impairment losses on depreciable real estate, and any gains or losses associated with disposition activity. BXP is not able to assess at this time the potential impact of these factors on projected EPS. By definition, FFO does not include real estate-related depreciation and amortization, impairment losses on depreciable real estate, or gains or losses associated with disposition activities. For a complete definition of FFO and statements of the reasons why management believes it provides useful information to investors, see page 58. There can be no assurance that BXP’s actual results will not differ materially from the estimates set forth below.

	Second Quarter 2026		Full Year 2026
	Low	High	Low	High
Projected EPS (diluted)	$0.44	$0.46	$2.15	$2.29
Add:
Projected Company share of real estate depreciation and amortization	1.29	1.29	5.10	5.10
Projected Company share of (gains)/losses on sales of real estate, gain on investment from unconsolidated joint venture and impairments	(0.04)	(0.04)	(0.35)	(0.35)
Projected FFO per share (diluted)	$1.69	$1.71	$6.90	$7.04

ASSUMPTIONS
(dollars in thousands)

	Full Year 2026
	Low	High
Operating property activity:
Average In-service portfolio occupancy [1]	87.75%	88.75%
Change in BXP’s Share of Same Property net operating income (excluding termination income)	1.40%	2.40%
Change in BXP’s Share of Same Property net operating income - cash (excluding termination income)	(0.25)%	0.25%
BXP’s Share of Non Same Properties’ incremental contribution to net operating income over prior year (excluding asset sales)	$48,000	$53,000
Taking Buildings Out-of-Service	$(13,000)	$(13,000)
BXP’s Share of incremental net operating income related to asset sold over prior year	$(74,000)	$(70,000)
BXP’s Share of straight-line rent and fair value lease revenue (non-cash revenue)	$140,000	$160,000
Termination income	$17,000	$25,000

Other revenue (expense):
Development, management services and other revenue	$30,000	$34,000
General and administrative expense [2]	$(183,000)	$(176,000)
Consolidated net interest expense	$(602,000)	$(592,000)
Unconsolidated joint venture interest expense	$(63,000)	$(60,000)

Noncontrolling interest:
Noncontrolling interest in property partnerships’ share of FFO	$(196,000)	$(188,000)
_______________
1 Excludes development properties placed into service in 2026.
2 Excludes estimated changes in the market value of the Company’s deferred compensation plan and gains (losses) from investments in securities.

Q1 2026
Financial highlights
(unaudited and in thousands, except ratios and per share amounts)

	Three Months Ended
	31-Mar-26	31-Dec-25
Net income attributable to BXP, Inc.	$101,576	$248,486
Net income attributable to BXP, Inc. per share - diluted	$0.64	$1.56
FFO attributable to BXP, Inc. [1]	$252,236	$280,155
Diluted FFO per share [1]	$1.59	$1.76
Dividends per common share	$0.70	$0.70
Funds available for distribution to common shareholders and common unitholders (FAD) [2]	$88,667	$134,515

Selected items:
Revenue	$872,148	$877,097
Recoveries from clients	$151,875	$140,571
Service income from clients	$2,848	$2,756
BXP’s Share of revenue [3]	$825,470	$843,736
BXP’s Share of straight-line rent [3]	$20,444	$21,586
BXP’s Share of fair value lease revenue [3,4]	$2,715	$3,030
BXP’s Share of termination income [3]	$12,828	$8,732
Ground rent expense	$3,616	$3,579
Capitalized interest	$16,490	$14,670
Capitalized wages	$4,055	$4,155
Income from unconsolidated joint ventures [5]	$35,413	$50,232
BXP’s share of FFO from unconsolidated joint ventures [6]	$7,686	$12,956
Net income attributable to noncontrolling interests in property partnerships	$19,869	$18,479
FFO attributable to noncontrolling interests in property partnerships [7]	$40,740	$40,564

Balance Sheet items:
Above-market rents (included within Prepaid Expenses and Other Assets)	$4,598	$5,108
Below-market rents (included within Other Liabilities)	$15,414	$18,796
Accrued rental income liability (included within Other Liabilities)	$96,767	$97,370

Ratios:
Interest Coverage Ratio (excluding capitalized interest) [8]	2.95	2.91
Interest Coverage Ratio (including capitalized interest) [8]	2.65	2.66
Fixed Charge Coverage Ratio [8]	2.40	2.41
BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [9]	8.50	7.86
Change in BXP’s Share of Same Property Net Operating Income (NOI) (excluding termination income) [10]	(2.0)%	(0.7)%
Change in BXP’s Share of Same Property NOI (excluding termination income) - cash [10]	(0.4)%	1.3%
FAD Payout Ratio [2]	140.25%	92.09%
Operating Margins [(rental revenue - rental expense)/rental revenue]	59.5%	60.1%
Occupancy % of In-Service Properties [11]	87.4%	86.7%
Leased % of In-Service Properties [12]	90.9%	89.4%

Capitalization:
Consolidated Debt	$15,614,009	$16,609,483
BXP’s Share of Debt [13]	$15,347,533	$16,466,789
Consolidated Market Capitalization	$24,824,338	$28,539,947
Consolidated Debt/Consolidated Market Capitalization	62.90%	58.20%
BXP’s Share of Market Capitalization [13]	$24,557,862	$28,397,253
BXP’s Share of Debt/BXP’s Share of Market Capitalization [13]	62.50%	57.99%
_____________
1For a quantitative reconciliation of FFO attributable to BXP, Inc. and Diluted FFO per share, see page 7.
2For a quantitative reconciliation of FAD, see page 8. FAD Payout Ratio equals distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
5For the three months ended March 31, 2026 and December 31, 2025, includes gains on sales of approximately $41.2 million and $51.4 million, respectively.
6For a quantitative reconciliation for the three months ended March 31, 2026, see page 37.
7For a quantitative reconciliation for the three months ended March 31, 2026, see page 34.
8For a quantitative reconciliation for the three months ended March 31, 2026 and December 31, 2025, see page 32.
9For a quantitative reconciliation for the three months ended March 31, 2026 and December 31, 2025, see page 31.
10For a quantitative reconciliation for the three months ended March 31, 2026 and December 31, 2025, see pages 11, 66 and 67.
11Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Excludes hotel and residential properties.

Q1 2026
Financial highlights (continued)
12Represents signed leases for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates. Excludes hotel and residential properties.
13For a quantitative reconciliation for March 31, 2026, see page 28.

Q1 2026
Consolidated Balance Sheets
(unaudited and in thousands)

	31-Mar-26	31-Dec-25
ASSETS
Real estate	$26,256,207	$26,248,130
Construction in progress	1,626,073	1,475,257
Land held for future development	493,212	518,492
Right of use assets - finance leases	372,476	372,470
Right of use assets - operating leases	321,030	325,841
Less accumulated depreciation	(8,170,334)	(8,040,311)
Total real estate	20,898,664	20,899,879
Cash and cash equivalents	512,783	1,478,206
Cash held in escrows	68,471	79,060
Investments in securities	42,072	44,614
Tenant and other receivables, net	90,137	92,625
Note receivable, net	10,071	9,373
Related party note receivables, net	31,447	28,346
Sales-type lease receivable, net	15,921	15,672
Accrued rental income, net	1,558,226	1,538,515
Deferred charges, net	830,917	847,690
Prepaid expenses and other assets	188,819	108,105
Investments in unconsolidated joint ventures	854,722	999,309
Assets held for sale	—	24,770
Total assets	$25,102,250	$26,166,164

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$4,280,639	$4,280,067
Unsecured senior notes, net	8,808,674	9,806,100
Unsecured exchangeable senior notes, net	977,387	976,263
Unsecured line of credit	—	—
Unsecured term loans, net	797,309	797,053
Unsecured commercial paper	750,000	750,000
Lease liabilities - finance leases	357,039	360,039
Lease liabilities - operating leases	387,481	389,213
Accounts payable and accrued expenses	418,443	480,017
Dividends and distributions payable	124,018	123,753
Accrued interest payable	124,068	125,345
Other liabilities	352,813	386,074
Total liabilities	17,377,871	18,473,924

Commitments and contingencies	—	—
Redeemable deferred stock units	6,058	7,538

Equity:
Stockholders’ equity attributable to BXP, Inc.:
Excess stock, $0.01 par value, 150,000,000 shares authorized, none issued or outstanding	—	—
Common stock, $0.01 par value, 250,000,000 shares authorized, 158,754,863 and 158,627,198 issued and 158,675,963 and 158,548,298 outstanding at March 31, 2026 and December 31, 2025, respectively	1,587	1,585
Additional paid-in capital	6,843,822	6,836,243
Dividends in excess of earnings	(1,684,492)	(1,674,995)
Treasury common stock at cost, 78,900 shares at March 31, 2026 and December 31, 2025	(2,722)	(2,722)
Accumulated other comprehensive loss	(6,082)	(12,921)
Total stockholders’ equity attributable to BXP, Inc.	5,152,113	5,147,190

Noncontrolling interests:
Common units of the Operating Partnership	583,922	566,563
Property partnerships	1,982,286	1,970,949
Total equity	7,718,321	7,684,702
Total liabilities and equity	$25,102,250	$26,166,164

Q1 2026
Consolidated Income Statements
(unaudited and in thousands, except per share amounts)

	Three Months Ended
	31-Mar-26	31-Dec-25
Revenue
Lease	$818,156	$809,150
Parking and other	30,811	35,393
Insurance proceeds	3	7,490
Hotel revenue	9,101	12,464
Development and management services	9,207	8,641
Direct reimbursements of payroll and related costs from management services contracts	4,870	3,959
Total revenue	872,148	877,097
Expenses
Operating	201,823	182,761
Real estate taxes	141,197	149,611
Restoration expenses related to insurance claims	1,062	7,321
Hotel operating	7,982	9,041
General and administrative [1]	59,341	37,801
Payroll and related costs from management services contracts	4,870	3,959
Transaction costs	129	122
Depreciation and amortization	227,967	232,015
Total expenses	644,371	622,631
Other income (expense)
Income from unconsolidated joint ventures [2]	35,413	50,232
Gains on sales of real estate [3]	13,402	156,410
Gains (losses) from investments in securities [1]	(566)	846
Unrealized gain (loss) on non-real estate investments	188	(2)
Interest and other income (loss)	8,885	12,351
Impairment losses [4]	—	(16,902)
Interest expense	(152,093)	(162,612)
Net income	133,006	294,789
Net income attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(19,869)	(18,479)
Noncontrolling interest - common units of the Operating Partnership [5]	(11,561)	(27,824)
Net income attributable to BXP, Inc.	$101,576	$248,486

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income attributable to BXP, Inc. per share - basic	$0.64	$1.56
Net income attributable to BXP, Inc. per share - diluted	$0.64	$1.56

_____________
1Includes $(0.6) million and $0.8 million for the three months ended March 31, 2026 and December 31, 2025, respectively, related to the Company’s deferred compensation plan. For the three months ended March 31, 2026, includes approximately $16.9 million related to the accelerated vesting of non-stock compensation expense for employees who satisfied the conditions for a qualified retirement and approximately $2.9 million related to the 2025 OPP Awards.
2For the three months ended March 31, 2026 and December 31, 2025, includes gains on sales of approximately $41.2 million and $51.4 million, respectively.
3For additional detail for the three months ended March 31, 2026, see page 14.
4Primarily related to impairment losses recognized during the three months ended December 31, 2025 for properties / land that were sold or expected to be sold.
5For additional detail, see page 7.

Q1 2026
Funds from operations (FFO) [1]
(unaudited and dollars in thousands, except per share amounts)

	Three Months Ended
	31-Mar-26	31-Dec-25
Net income attributable to BXP, Inc.	$101,576	$248,486
Add:
Noncontrolling interest - common units of the Operating Partnership	11,561	27,824
Noncontrolling interests in property partnerships	19,869	18,479
Net income	133,006	294,789
Add:
Depreciation and amortization expense	227,967	232,015
Noncontrolling interests in property partnerships' share of depreciation and amortization [2]	(20,871)	(22,085)
BXP's share of depreciation and amortization from unconsolidated joint ventures [3]	13,506	14,173
Corporate-related depreciation and amortization	(567)	(581)
Non-real estate related amortization	2,131	2,130
Impairment losses	—	16,902
Less:
Gains on sales of real estate	13,402	156,410
Gains on sales included within income from unconsolidated joint ventures [3]	41,233	51,449
Unrealized gain (loss) on non-real estate investments	188	(2)
Noncontrolling interests in property partnerships	19,869	18,479
FFO attributable to the Operating Partnership (including BXP, Inc.) (Basic FFO)	280,480	311,007
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of FFO	28,244	30,852
FFO attributable to BXP, Inc.	$252,236	$280,155

BXP, Inc.’s percentage share of Basic FFO	89.93%	90.08%
Noncontrolling interest’s - common unitholders percentage share of Basic FFO	10.07%	9.92%
Basic FFO per share	$1.59	$1.77
Weighted average shares outstanding - basic	158,555	158,457
Diluted FFO per share	$1.59	$1.76
Weighted average shares outstanding - diluted	159,056	159,115

RECONCILIATION TO DILUTED FFO

	Three Months Ended
	31-Mar-26	31-Dec-25
Basic FFO	$280,480	$311,007
Add:
Effect of dilutive securities - stock-based compensation	—	—
Diluted FFO	280,480	311,007
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of diluted FFO	28,188	30,727
BXP, Inc.’s share of Diluted FFO	$252,292	$280,280

RECONCILIATION OF SHARES/UNITS FOR DILUTED FFO

	Three Months Ended
	31-Mar-26	31-Dec-25
Shares/units for Basic FFO	176,318	175,905
Add:
Effect of dilutive securities - stock-based compensation (shares/units)	501	658
Shares/units for Diluted FFO	176,819	176,563
Less:
Noncontrolling interest - common units of the Operating Partnership’s share of Diluted FFO (shares/units)	17,763	17,448
BXP, Inc.’s share of shares/units for Diluted FFO	159,056	159,115

BXP, Inc.’s percentage share of Diluted FFO	89.95%	90.12%
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For a quantitative reconciliation for the three months ended March 31, 2026, see page 34.
3For a quantitative reconciliation for the three months ended March 31, 2026, see page 37.

Q1 2026
Funds available for distributions (FAD) [1]
(dollars in thousands)

	Three Months Ended
	31-Mar-26	31-Dec-25
Net income attributable to BXP, Inc.	$101,576	$248,486
Add:
Noncontrolling interest - common units of the Operating Partnership	11,561	27,824
Noncontrolling interests in property partnerships	19,869	18,479
Net income	133,006	294,789
Add:
Depreciation and amortization expense	227,967	232,015
Noncontrolling interests in property partnerships’ share of depreciation and amortization [2]	(20,871)	(22,085)
BXP’s share of depreciation and amortization from unconsolidated joint ventures [3]	13,506	14,173
Corporate-related depreciation and amortization	(567)	(581)
Non-real estate related amortization	2,131	2,130
Impairment losses	—	16,902
Less:
Gains on sales of real estate	13,402	156,410
Gains on sales included within income from unconsolidated joint ventures [3]	41,233	51,449
Unrealized gain (loss) on non-real estate investments	188	(2)
Noncontrolling interests in property partnerships	19,869	18,479
Basic FFO	280,480	311,007
Add:
BXP’s Share of lease transaction costs that qualify as rent inducements [1,4]	3,739	4,488
BXP’s Share of hedge amortization, net of costs [1]	1,706	1,712
BXP’s Share of fair value interest adjustment [1]	216	509
BXP’s Share of straight-line ground rent expense adjustment [1,5]	(4,849)	(3,118)
Stock-based compensation	26,043	4,497
Non-real estate depreciation and amortization	(1,564)	(1,549)
Unearned portion of capitalized fees from consolidated joint ventures [6]	669	829
BXP’s Share of non-cash loss from early extinguishments of debt [1]	—	54
Less:
BXP’s Share of straight-line rent [1]	20,444	21,586
BXP’s Share of fair value lease revenue [1,7]	2,715	3,030
BXP’s Share of non-cash termination income adjustment [1]	(1,744)	(4,121)
BXP’s Share of 2nd generation tenant improvements and leasing commissions [1,8]	178,371	145,389
BXP’s Share of maintenance capital expenditures [1,9]	16,647	17,171
BXP’s Share of amortization and accretion related to sales type lease [1]	274	268
Hotel improvements, equipment upgrades and replacements	1,066	591
Funds available for distribution to common shareholders and common unitholders (FAD) (A)	$88,667	$134,515

Distributions to common shareholders and unitholders (excluding any special distributions) (B)	124,354	123,881

FAD Payout Ratio[1] (B÷A)	140.25%	92.09%

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For a quantitative reconciliation for the three months ended March 31, 2026, see page 34.
3For additional information for the three months ended March 31, 2026, see page 37.
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
5Includes the straight-line impact of the Company’s 99-year ground and air rights lease related to the Company’s 100 Clarendon Street garage and Back Bay Transit Station. The Company has allocated contractual ground lease payments aggregating approximately $39.0 million, which it expects to incur by the end of 2027 with no payments thereafter. The Company is recognizing this expense on a straight-line basis over the 99-year term of the ground and air rights lease, see page 3.
6See page 62 for additional information.
7Represents the net adjustment for above- and below-market leases that are amortized over the terms of the respective leases in place at the property acquisition dates.
8Amount represents aggregate tenant improvements and leasing commissions incurred in connection with approximately 2.3 million square feet of leases that commenced revenue recognition during the three months ended March 31, 2026, at an average transaction cost per lease year of approximately $10.40 per square foot. Lease commencements for years 2024 and 2025 averaged approximately 925,000 square feet per quarter at a weighted average transaction cost per lease year of approximately $11.80 per square foot.
9Maintenance capital expenditures do not include capital expenditures that are planned at the time of acquisition or capital expenditures incurred in connection with repositioning activities.

Q1 2026
Reconciliation of net income attributable to BXP, Inc. to BXP’s Share of same property net operating income (NOI)

(in thousands)

	Three Months Ended
	31-Mar-26	31-Mar-25
Net income attributable to BXP, Inc.	$101,576	$61,177
Net income attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	11,561	6,979
Noncontrolling interest in property partnerships	19,869	18,749
Net income	133,006	86,905
Add:
Interest expense	152,093	163,444
Depreciation and amortization expense	227,967	220,107
Transaction costs	129	768
Loss from early extinguishment of debt	—	338
Payroll and related costs from management services contracts	4,870	4,499
General and administrative expense	59,341	52,284
Less:
Interest and other income (loss)	8,885	7,750
Unrealized gain (loss) on non-real estate investment	188	(483)
Losses from investments in securities	(566)	(365)
Loss on sales-type lease	—	(2,490)
Gains on sales of real estate	13,402	—
Income (loss) from unconsolidated joint ventures	35,413	(2,139)
Direct reimbursements of payroll and related costs from management services contracts	4,870	4,499
Development and management services revenue	9,207	9,775
Net Operating Income (NOI)	506,007	511,798
Add:
BXP’s share of NOI from unconsolidated joint ventures [1]	22,370	32,682
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders) [2]	51,710	49,702
BXP’s Share of NOI	476,667	494,778
Less:
Termination income	12,828	246
BXP’s share of termination income from unconsolidated joint ventures [1]	—	200
Add:
Partners’ share of termination income from consolidated joint ventures [2]	—	—
BXP’s Share of NOI (excluding termination income)	$463,839	$494,332

Net Operating Income (NOI)	$506,007	$511,798
Less:
Termination income	12,828	246
NOI from non Same Properties (excluding termination income) [3]	(1,867)	10,944
Same Property NOI (excluding termination income)	495,046	500,608
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [2]	51,710	49,702
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	—	—
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income) [1]	22,370	32,482
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	2,724	11,132
BXP’s Share of Same Property NOI (excluding termination income)	$462,982	$472,256

_____________
1For a quantitative reconciliation for the three months ended March 31, 2026, see page 65.
2For a quantitative reconciliation for the three months ended March 31, 2026, see pages 62-63.
3Pages 21-24 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to March 31, 2026 and therefore are no longer a part of the Company’s property portfolio.

Q1 2026
Reconciliation of net income attributable to BXP, Inc. to BXP’s Share of same property net operating income (NOI) - cash
(in thousands)

	Three Months Ended
	31-Mar-26	31-Mar-25
Net income attributable to BXP, Inc.	$101,576	$61,177
Net income attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	11,561	6,979
Noncontrolling interest in property partnerships	19,869	18,749
Net income	133,006	86,905
Add:
Interest expense	152,093	163,444
Depreciation and amortization expense	227,967	220,107
Transaction costs	129	768
Loss from early extinguishment of debt	—	338
Payroll and related costs from management services contracts	4,870	4,499
General and administrative expense	59,341	52,284
Less:
Interest and other income (loss)	8,885	7,750
Unrealized gain (loss) on non-real estate investment	188	(483)
Losses from investments in securities	(566)	(365)
Loss on sales-type lease	—	(2,490)
Gains on sales of real estate	13,402	—
Income (loss) from unconsolidated joint ventures	35,413	(2,139)
Direct reimbursements of payroll and related costs from management services contracts	4,870	4,499
Development and management services revenue	9,207	9,775
Net Operating Income (NOI)	506,007	511,798
Less:
Straight-line rent	23,588	30,968
Fair value lease revenue	1,961	1,864
Amortization and accretion related to sales type lease	245	281
Termination income	12,828	246
Add:
Straight-line ground rent expense adjustment [1]	(260)	(206)
Lease transaction costs that qualify as rent inducements [2]	3,746	5,638
NOI - cash (excluding termination income)	470,871	483,871
Less:
NOI - cash from non Same Properties (excluding termination income) [3]	(3,366)	11,982
Same Property NOI - cash (excluding termination income)	474,237	471,889
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [4]	48,159	44,430
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders) [3]	—	—
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income) [5]	21,294	29,250
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income) [3]	1,917	9,572
BXP’s Share of Same Property NOI - cash (excluding termination income)	$445,455	$447,137
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $(4,710) and $247 for the three months ended March 31, 2026 and 2025, respectively. As of March 31, 2026, the Company has remaining lease payments aggregating approximately $20.4 million, all of which it expects to incur by the end of 2027 with no payments thereafter. Under GAAP, the Company recognizes expense of $(111) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2027 may vary significantly.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.
3Pages 21-24 indicate by footnote the properties that are not included as part of Same Property NOI. In addition, Same Properties exclude properties that were sold prior to March 31, 2026 and therefore are no longer a part of the Company’s property portfolio.
4For a quantitative reconciliation for the three months ended March 31, 2026, see page 63.
5For a quantitative reconciliation for the three months ended March 31, 2026, see page 65.

Q1 2026
Same property net operating income (NOI) by reportable segment
(dollars in thousands)

	Office [1]				Hotel & Residential
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Mar-26	31-Mar-25	Change	Change	31-Mar-26	31-Mar-25	Change	Change
Rental Revenue [2]	$839,849	$813,630			$12,690	$13,100
Less: Termination income	12,828	246			—	—
Rental revenue (excluding termination income) [2]	827,021	813,384	$13,637	1.7%	12,690	13,100	$(410)	(3.1)%
Less: Operating expenses and real estate taxes	335,016	316,171	18,845	6.0%	9,649	9,705	(56)	(0.6)%
NOI (excluding termination income) [2,3]	$492,005	$497,213	$(5,208)	(1.0)%	$3,041	$3,395	$(354)	(10.4)%

Rental revenue (excluding termination income) [2]	$827,021	$813,384	$13,637	1.7%	$12,690	$13,100	$(410)	(3.1)%
Less: Straight-line rent and fair value lease revenue and amortization and accretion from sales-type lease	24,297	34,004	(9,707)	(28.5)%	(2)	(2)	—	—%
Add: Lease transaction costs that qualify as rent inducements [4]	3,746	5,489	(1,743)	(31.8)%	—	—	—	—%
Subtotal	806,470	784,869	21,601	2.8%	12,692	13,102	(410)	(3.1)%
Less: Operating expenses and real estate taxes	335,016	316,171	18,845	6.0%	9,649	9,705	(56)	(0.6)%
Add: Straight-line ground rent expense [5]	(260)	(206)	(54)	(26.2)%	—	—	—	—%
NOI - cash (excluding termination income) 2, [3]	$471,194	$468,492	$2,702	0.6%	$3,043	$3,397	$(354)	(10.4)%

	Consolidated Total [1] (A)				BXP’s share of Unconsolidated Joint Ventures (B)
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Mar-26	31-Mar-25	Change	Change	31-Mar-26	31-Mar-25	Change	Change
Rental Revenue [2]	$852,539	$826,730			$36,576	$38,024
Less: Termination income	12,828	246			—	200
Rental revenue (excluding termination income) [2]	839,711	826,484	$13,227	1.6%	36,576	37,824	$(1,248)	(3.3)%
Less: Operating expenses and real estate taxes	344,665	325,876	18,789	5.8%	16,930	16,474	456	2.8%
NOI (excluding termination income) [2,3]	$495,046	$500,608	$(5,562)	(1.1)%	$19,646	$21,350	$(1,704)	(8.0)%

Rental revenue (excluding termination income) [2]	$839,711	$826,484	$13,227	1.6%	$36,576	$37,824	$(1,248)	(3.3)%
Less: Straight-line rent and fair value lease revenue and amortization and accretion from sales-type lease	24,295	34,002	(9,707)	(28.5)%	415	1,593	(1,178)	(73.9)%
Add: Lease transaction costs that qualify as rent inducements [4]	3,746	5,489	(1,743)	(31.8)%	25	(215)	240	111.6%
Subtotal	819,162	797,971	21,191	2.7%	36,186	36,016	170	0.5%
Less: Operating expenses and real estate taxes	344,665	325,876	18,789	5.8%	16,930	16,474	456	2.8%
Add: Straight-line ground rent expense [5]	(260)	(206)	(54)	(26.2)%	121	136	(15)	(11.0)%
NOI - cash (excluding termination income) 2, [3]	$474,237	$471,889	$2,348	0.5%	$19,377	$19,678	$(301)	(1.5)%

	Partners’ share of Consolidated Joint Ventures (C)				BXP’s Share [2,6]
	Three Months Ended		$	%	Three Months Ended		$	%
	31-Mar-26	31-Mar-25	Change	Change	31-Mar-26	31-Mar-25	Change	Change
Rental Revenue [2]	$90,250	$85,401			$798,865	$779,353
Less: Termination income	—	—			12,828	446
Rental revenue (excluding termination income) [2]	90,250	85,401	$4,849	5.7%	786,037	778,907	$7,130	0.9%
Less: Operating expenses and real estate taxes	38,540	35,699	2,841	8.0%	323,055	306,651	16,404	5.3%
NOI (excluding termination income) [2,3]	$51,710	$49,702	$2,008	4.0%	$462,982	$472,256	$(9,274)	(2.0)%

Rental revenue (excluding termination income) [2]	$90,250	$85,401	$4,849	5.7%	$786,037	$778,907	$7,130	0.9%
Less: Straight-line rent and fair value lease revenue and amortization and accretion from sales-type lease	3,583	6,421	(2,838)	(44.2)%	21,127	29,174	(8,047)	(27.6)%
Add: Lease transaction costs that qualify as rent inducements [4]	32	1,149	(1,117)	(97.2)%	3,739	4,125	(386)	(9.4)%
Subtotal	86,699	80,129	6,570	8.2%	768,649	753,858	14,791	2.0%
Less: Operating expenses and real estate taxes	38,540	35,699	2,841	8.0%	323,055	306,651	16,404	5.3%
Add: Straight-line ground rent expense [5]	—	—	—	—%	(139)	(70)	(69)	(98.6)%
NOI - cash (excluding termination income) 2, [3]	$48,159	$44,430	$3,729	8.4%	$445,455	$447,137	$(1,682)	(0.4)%
___________________
1Includes 100% share of consolidated joint ventures that are a Same Property.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
3For a quantitative reconciliation of net income attributable to BXP, Inc. to net operating income (NOI) (excluding termination income) and NOI - cash (excluding termination income), see pages 9-10.

Q1 2026
Same property net operating income (NOI) by reportable segment (continued)
4Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the Company’s FAD calculation on page 8.
5Excludes the straight-line impact of approximately $(4,710) and $247 for the three months ended March 31, 2026 and 2025, respectively, in connection with the Company’s 99-year ground and air rights lease at 100 Clarendon Street garage and Back Bay Transit Station.
6BXP’s Share equals (A) + (B) - (C).

Q1 2026
Capital expenditures
(dollars in thousands, except PSF amounts)

CAPITAL EXPENDITURES

	Three Months Ended
	31-Mar-26	31-Dec-25
Maintenance capital expenditures	$18,984	$18,157
Planned capital expenditures associated with acquisition properties	4,206	8,247
Repositioning capital expenditures	323	2,399
Hotel improvements, equipment upgrades and replacements	1,066	591
Subtotal	24,579	29,394
Add:
BXP’s share of maintenance capital expenditures from unconsolidated joint ventures (JVs)	455	629
BXP’s share of planned capital expenditures associated with acquisition properties from unconsolidated JVs	11	10
BXP’s share of repositioning capital expenditures from unconsolidated JVs	—	—
Less:
Partners’ share of maintenance capital expenditures from consolidated JVs	2,792	1,615
Partners’ share of planned capital expenditures associated with acquisition properties from consolidated JVs	—	—
Partners’ share of repositioning capital expenditures from consolidated JVs	—	3
BXP’s Share of Capital Expenditures [1]	$22,253	$28,415

___________________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.

Q1 2026
Acquisitions and dispositions
For the period from January 1, 2026 through March 31, 2026
(dollars in thousands)

ACQUISITIONS

BXP’s Share of Investment
Property	Location	Date Acquired	Square Feet	Initial	Anticipated Future	Total	In-service Leased (%)
N/A			—	$—	$—	$—	—%
Total Acquisitions			—	$—	$—	$—	—%
DISPOSITIONS

Property	Location	Date Disposed	Square Feet	BXP’s Share of Gross Sales Price	BXP’s Share of Net Cash Proceeds	BXP’s Share of Book Gain (Loss) [1]
Land:
North First Business Park [2]	San Jose, CA	January 14, 2026	191,000	$50,500	$49,076	$(229)
Shady Grove - Parcel 1 [2]	Rockville, MD	February 5, 2026	N/A	24,650	23,692	(744)
			191,000	75,150	72,768	(973)
Residential:
The Lofts at Atlantic Wharf	Boston, MA	February 25, 2026	87,000	55,500	54,066	14,765
			87,000	55,500	54,066	14,765
Non-Strategic Office Sales:
Gateway Commons (50% ownership) [2]	South San Francisco, CA	January 2, 2026	792,700	150,000	130,698	6,082
7750 Wisconsin Ave (50% ownership)	Bethesda/Chevy Chase, MD	March 19, 2026	736,000	215,000	81,501	34,840
			1,528,700	365,000	212,199	40,922
Total Dispositions			1,806,700	$495,650	$339,033	$54,714

___________________
1Excludes approximately $0.1 million of loss related to sales that occurred in prior periods.
2The Company previously recognized an impairment loss.

Q1 2026
Construction in progress
(dollars in thousands)
CONSTRUCTION IN PROGRESS AT MARCH 31, 2026 1

	Actual/Estimated				BXP’s share
	Initial Occupancy	Stabilization Date		Square Feet	Investment to Date [2]	Estimated Total Investment [2]	Total Financing	Amount Drawn	Estimated Future Equity Requirement [2]	Percentage Leased [3]		Percentage placed in-service [4]	Net Operating Income (Loss) [5] (BXP’s share)
			Location
Office
725 12th Street	Q1 2029	Q4 2030	Washington, DC	320,000	$97,519	$349,600	$—	$—	$252,081	87%		—%	N/A
343 Madison Avenue	Q3 2029	Q2 2031	New York, NY	930,000	346,101	1,971,000	—	—	1,624,899	29%		—%	N/A
Total Office Properties under Construction				1,250,000	443,620	2,320,600	—	—	1,876,980	44%		—%	N/A

Lab/Life Sciences
290 Binney Street (55% ownership) [6]	Q2 2026	Q2 2026	Cambridge, MA	573,000	379,970	508,000	—	—	128,030	100%		—%	N/A
Total Lab/Life Sciences Properties under Construction				573,000	379,970	508,000	—	—	128,030	100%		—%	N/A

Residential [7]
17 Hartwell Avenue (312 units) (20% ownership)	Q2 2027	Q2 2028	Lexington, MA	347,000	14,645	35,900	19,747	—	1,508	—%		—%	N/A
17 Hartwell Avenue - Retail				2,100	—	—	—	—	—	—%		—%	N/A
121 Broadway Street (439 units)	Q3 2027	Q2 2029	Cambridge, MA	490,000	322,118	597,800	—	—	275,682	—%		—%	N/A
121 Broadway Street - Retail				1,550	—	—	—	—	—	—%		—%	N/A
290 Coles Street (670 units) (19.46% ownership) [8]	Q2 2028	Q3 2029	Jersey City, NJ	693,000	20,906	88,700	56,400	—	11,394	—%		—%	N/A
290 Coles Street - Retail				13,000	—	—	—	—	—	—%		—%	N/A
Total Residential Properties under Construction				1,546,650	357,669	722,400	76,147	—	288,584	—%		—%	N/A
Total Properties Under Construction				3,369,650	$1,181,259	$3,551,000	$76,147	$—	$2,293,594	61%	[9]	—%	N/A
PROJECTS FULLY PLACED IN-SERVICE DURING 2026

	Actual/Estimated				BXP’s share
						Estimated Total Investment [2]		Amount Drawn at 3/31/2026	Estimated Future Equity Requirement [2]		Net Operating Income (Loss) [5] (BXP’s share)
	Initial Occupancy	Stabilization Date			Investment to Date [2]		Total Financing			Percentage
			Location	Square Feet						Leased [3]
Reston Next Retail	Q2 2026	Q4 2026	Reston, VA	30,284	$28,680	$31,600	$—	$—	$2,920	69%	$(56)
Total Projects Fully Placed In-Service				30,284	$28,680	$31,600	$—	$—	$2,920	69%	$(56)

________________
1A project is classified as Construction in Progress when (1) construction or supply contracts have been signed, physical improvements have commenced or a lease has been signed and (2) capitalized interest has commenced.
2Includes income (loss) and interest carry on debt and equity investment.
3Represents percentage leased as of April 24, 2026, including leases with future commencement dates.
4Represents the portion of the project that no longer qualifies for capitalization of interest in accordance with GAAP.
5Amounts represent Net Operating Income (Loss) for the three months ended March 31, 2026. For partially owned properties, amount represents BXP’s share based on its ownership percentage. See the Definitions and Reconciliations sections of this supplemental package starting on page 56.
6The project budget reflects the Company’s 55% share of joint venture costs related to 290 Binney Street. The Company has the sole obligation to construct an underground electrical vault for an estimated gross cost of $183.9 million. Upon completion, the Company has entered into a contract to sell the electrical vault to a third party for a fixed price of $84.1 million. The net investment of $99.8 million will be included in the Company’s outside basis in 290 Binney Street. The Company has invested $133.1 million for the vault as of March 31, 2026.
7Residential Projects are shown in gross square feet beginning Q1 2026.

Q1 2026
Construction in progress (continued)
8On March 5, 2025, the Company acquired a 19.46% interest in 290 Coles Street. The budget represents the Company’s 19.46% ownership of the project budget and financings which includes the Company’s share of preferred equity. The Company has contributed $20.0 million of common equity at closing. In addition, the Company has committed to provide up to $65.0 million in preferred equity accruing at a 13% internal rate of return. As of March 31, 2026, $60.0 million of preferred equity has been contributed.
9 Total percentage leased excludes Residential.

Q1 2026
Land parcels and purchase options
as of March 31, 2026

OWNED LAND PARCELS AND PROPERTIES HELD FOR REDEVELOPMENT 1

Location	Approximate Developable Square Feet [2]
Office
New York, NY (25% ownership)	2,000,000
Princeton, NJ	1,723,000
Reston, VA	1,278,000
San Jose, CA (55% ownership)	1,088,000
Waltham, MA	899,000
San Francisco, CA	850,000
Springfield, VA	576,000
Lexington, MA	420,000
Washington, DC	320,000
Rockville, MD	150,000
Boston, MA	25,000
Total Office	9,329,000

Residential
Reston, VA	1,193,000
Rockville, MD	622,000
Herndon, VA (50% ownership)	611,000
Weston, MA	600,000
Washington, DC (50% ownership)	520,000
Waltham, MA	274,000
West Los Angeles, CA	260,000
Total Residential	4,080,000

Total Owned Land Parcels	13,409,000

VALUE CREATION PIPELINE - LAND PURCHASE OPTIONS

Location	Approximate Developable Square Feet [2]
Office
Waltham, MA 3	1,200,000
Boston, MA	668,000
Cambridge, MA	573,000
Total Office	2,441,000

Residential
Boston, MA	632,000
Total Residential	632,000

Total Land Purchase Options	3,073,000

__________________
1Includes properties that are no longer considered “in-service” because the occupancy percentage is below 50% and the Company anticipates a future development / redevelopment of the property. During the three ended March 31, 2026, approximately 260,000 net rentable square feet were removed from the Company’s in-service properties portfolio in anticipation of future redevelopment. There can be no assurance that the Company will develop or redevelop these land parcels and properties for office, residential or other uses, if at all. Actual uses may differ from those shown depending on, among other things, the outcome of the permitting and/or entitlement processes for each land parcel/property.
2Represents 100% of consolidated and unconsolidated projects.
3The Company expects to be a 50% partner in the future development of these sites.

Q1 2026
Leasing activity
for the three months ended March 31, 2026

OCCUPANCY ACTIVITY - NET (INCREASE)/DECREASE IN AVAILABLE SPACE (SF)
Total
Vacant space available at the beginning of the period	6,342,127
Less:
Property dispositions/properties taken out of service [1]	389,363
Add:
Properties placed (and partially placed) in-service [2]	30,284
Leases expiring or terminated during the period	2,190,499
Total space available for lease	8,173,547

1st generation leases [3]	120,757
2nd generation leases with new clients [4]	794,173
2nd generation lease renewals	1,501,848
Total leases commenced during the period [5]	2,416,778

Vacant space available for lease at the end of the period	5,756,769
Net (increase)/decrease in available space	585,358

LEASING ACTIVITY - EXECUTED LEASES (new presentation in Q1'26)
1st generation leases [3]	194,751
2nd generation leases with new clients [4]	954,141
Total Leases executed during the period	1,148,892

2nd generation leasing information:
Weighted average lease term (months)	96
Weighted average free rent period (days)	187
Total transaction costs per square foot [6]	114.11
Lease Costs per year of term	$14.26
Increase (decrease) in gross rents [7]	(1.87)%
Increase (decrease) in net rents [8]	(3.18)%

	All leases executed in the quarter (SF)			Incr (decr) in 2nd generation cash rents
	1st generation	2nd generation	total	gross [7,9]	net [8,9]
Boston	46,390	235,680	282,070	(1.11)%	(2.13)%
Los Angeles	—	17,709	17,709	(32.53)%	(47.58)%
New York	138,228	215,531	353,759	(5.32)%	(9.49)%
San Francisco	—	181,642	181,642	10.23%	15.43%
Seattle	—	39,703	39,703	1.45%	2.05%
Washington, DC	10,133	263,876	274,009	(5.21)%	(7.63)%
Total / Weighted Average	194,751	954,141	1,148,892	(1.87)%	(3.18)%

_____________
1Total vacant square feet of property dispositions/properties taken out of service in Q1 2026 consists of 260,762 at Gateway Commons, 79,382 at North First Business Park and 49,219 at Santa Monica Business Park.
2 Total square feet of properties placed in service in Q1 2026 consists of 30,284 at Reston Next Retail.
3 1st generation leases are defined as leases for development and redevelopment space that has not previously been leased.
4 2nd generation leases are defined as leases for in-service space that has previously been leased.
5 Leases for 302,194 square feet were signed in the current quarter.
6 Total transaction costs include tenant improvements and leasing commissions, but exclude free rent concessions.
7 Represents the increase/(decrease) in gross rent (base rent plus expense reimbursements) on the new vs. expired leases on the 840,250 square feet of 2nd generation leases that had been occupied within the prior 24 months from the execution of the new lease; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
8 Represents the increase/(decrease) in net rent (gross rent less operating expenses) on the new vs. expired leases on the 840,250 square feet of 2nd generation leases that had been occupied within the prior 24 months from the execution of the new lease; excludes leases that management considers temporary because the client is not expected to occupy the space on a long-term basis.
9 The calculation for the increase/(decrease) of gross rent and net rent are based on current quarter expenses.

Q1 2026
Portfolio overview
for the three months ended March 31, 2026
(dollars in thousands)

Rentable square footage of in-service properties by location and unit type 1, 2, 3

	Office	Retail	Residential	Hotel	Total
Boston	13,990,185	1,076,529	320,444	330,000	15,717,158
Los Angeles	1,923,230	123,534	—	—	2,046,764
New York	12,538,424	488,017	—	—	13,026,441
San Francisco	6,039,880	333,171	318,171	—	6,691,222
Seattle	1,503,381	13,171	—	—	1,516,552
Washington, DC	7,010,147	624,129	417,036	—	8,051,312
Total	43,005,247	2,658,551	1,055,651	330,000	47,049,449
% of Total	91.41%	5.65%	2.24%	0.70%	100.00%

Rentable square footage of in-service properties, excluding hotel and residential properties 1, 3

Total
Rentable square feet of in-service properties [2]	47,049,449
Less:
Rentable square feet from residential and hotel properties [2]	1,402,736
Partners’ share of rentable square feet from unconsolidated joint venture properties, excluding residential properties [4]	2,884,659
Partners’ share of rentable square feet from consolidated joint venture properties [5]	3,117,910
BXP’s Share of rentable square feet, excluding residential and hotel properties [1]	39,644,144

Rental revenue of in-service properties by unit type 1, 3

	Office	Retail	Residential	Hotel [6]	Total
Consolidated	$785,702	$59,041	$4,330	$8,998	$858,071
Less:
Partners’ share from consolidated joint ventures [7]	80,926	9,324	—	—	90,250
Add:
BXP’s share from unconsolidated joint ventures [8]	37,130	2,521	3,714	—	43,365
BXP’s Share of Rental revenue [1]	$741,906	$52,238	$8,044	$8,998	$811,186
% of Total	91.46%	6.44%	0.99%	1.11%	100.00%

Percentage of BXP’s Share of net operating income (NOI) (excluding termination income) by location 1, 9

	CBD	Suburban	Total
Boston	32.80%	4.26%	37.06%
Los Angeles	3.65%	—%	3.65%
New York	23.20%	1.61%	24.81%
San Francisco	16.40%	0.68%	17.08%
Seattle	2.05%	—%	2.05%
Washington, DC	15.18%	0.17%	15.35%
Total	93.28%	6.72%	100.00%
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2Includes 100% of the rentable square footage of the Company’s In-Service Properties.
3For additional detail relating to the Company’s In-Service Properties, see pages 21-24.
4Represents the partners’ share of the rentable square feet from unconsolidated joint venture properties (calculated based upon the partners’ percentage ownership interest).
5Represents the partners’ share of the rentable square feet from consolidated joint venture properties (calculated based upon the partners’ percentage ownership interests).
6Excludes approximately $103 of revenue from retail clients that is included in Retail.
7See page 63 for additional information.
8See page 65 for additional information.
9BXP’s Share of NOI (excluding termination income) is a non-GAAP financial measure. For a quantitative reconciliation of net income attributable to BXP, Inc. to BXP’s Share of NOI (excluding termination income), see page 9.

Q1 2026
Residential and hotel performance
(dollars in thousands, except rental rates)

RESULTS OF OPERATIONS

	Residential [1]		Hotel
	Three Months Ended		Three Months Ended
	31-Mar-26	31-Dec-25	31-Mar-26	31-Dec-25
Rental Revenue [2]	$4,452	$12,818	$9,101	$12,464
Less: Operating expenses and real estate taxes	2,210	7,618	7,982	9,041
Net Operating Income (NOI) [2]	2,242	5,200	1,119	3,423
Add: BXP’s share of NOI from unconsolidated joint ventures	2,238	2,337	N/A	N/A
BXP’s Share of NOI [2]	$4,480	$7,537	$1,119	$3,423

Rental Revenue [2]	$4,452	$12,818	$9,101	$12,464
Less: Straight line rent and fair value lease revenue	16	40	(2)	(2)
Add: Lease transaction costs that qualify as rent inducements	—	50	—	—
Subtotal	4,436	12,828	9,103	12,466
Less: Operating expenses and real estate taxes	2,210	7,618	7,982	9,041
NOI - cash basis [2]	2,226	5,210	1,121	3,425
Add: BXP’s share of NOI-cash from unconsolidated joint ventures	2,238	2,337	N/A	N/A
BXP’s Share of NOI - cash basis [2]	$4,464	$7,547	$1,121	$3,425

RESIDENTIAL RENTAL RATES AND OCCUPANCY 2, 3 - Year-over-Year

	Residential Units	Three Months Ended		Percent Change
		31-Mar-26	31-Mar-25
Boston	440
Average Monthly Rental Rate		$4,468	$4,390	1.78%
Average Rental Rate Per Occupied Square Foot		$6.15	$6.00	2.50%
Average Physical Occupancy		93.64%	93.86%	(0.23)%
Average Economic Occupancy		93.14%	94.30%	(1.23)%
San Francisco	402
Average Monthly Rental Rate		$3,086	$3,115	(0.93)%
Average Rental Rate Per Occupied Square Foot		$3.92	$3.93	(0.25)%
Average Physical Occupancy		91.71%	90.63%	1.19%
Average Economic Occupancy		90.09%	89.24%	0.95%
Washington, DC	508
Average Monthly Rental Rate		$2,824	$2,317	21.88%
Average Rental Rate Per Occupied Square Foot		$3.47	$2.96	17.23%
Average Physical Occupancy		92.98%	53.22%	74.71%
Average Economic Occupancy		90.91%	44.61%	103.79%
Total residential units	1,350

HOTEL RENTAL RATES AND OCCUPANCY 3 - Year-over-Year

	Hotel Rooms	Three Months Ended		Percent Change
		31-Mar-26	31-Mar-25
Boston Marriott Cambridge	437
Average Occupancy		73.70%	74.90%	(1.60)%
Average Daily Rate		$259.22	$258.17	0.41%
Revenue Per Available Room		$191.02	$193.36	(1.21)%

_____________
1Includes retail space.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
3Excludes retail space. For comparative purposes, rental rates and occupancy information does not include The Lofts at Atlantic Wharf, Proto Kendall Square, and Signature at Reston, which were sold prior to March 31, 2026. For additional detail related to The Lofts at Atlantic Wharf sale, see page 14.

Q1 2026
In-service property listing

as of March 31, 2026
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
CBD
BOSTON
Office
200 Clarendon Street	CBD Boston MA	1	1,700,914	99.7%	100.0%	$91.28
800 Boylston Street - The Prudential Center	CBD Boston MA	1	1,270,070	93.3%	96.8%	76.42
100 Federal Street (55% ownership)	CBD Boston MA	1	1,233,943	92.2%	98.9%	78.34
111 Huntington Avenue - The Prudential Center	CBD Boston MA	1	860,446	100.0%	100.0%	82.81
Atlantic Wharf Office (55% ownership)	CBD Boston MA	1	793,024	100.0%	100.0%	95.63
100 Causeway Street (50% ownership) [4]	CBD Boston MA	1	633,818	100.0%	100.0%	76.40
Prudential Center (retail shops) [5]	CBD Boston MA	1	589,906	94.9%	97.2%	96.48
101 Huntington Avenue - The Prudential Center	CBD Boston MA	1	506,476	100.0%	100.0%	63.77
The Hub on Causeway - Podium (50% ownership) [4]	CBD Boston MA	1	382,988	96.1%	96.1%	65.43
888 Boylston Street - The Prudential Center	CBD Boston MA	1	377,574	96.2%	96.2%	84.26
Star Market at the Prudential Center [5]	CBD Boston MA	1	60,015	100.0%	100.0%	64.67
Subtotal		11	8,409,174	97.1%	98.8%	$82.75

145 Broadway	East Cambridge MA	1	490,086	99.6%	99.6%	$94.49
325 Main Street	East Cambridge MA	1	406,824	96.5%	100.0%	116.31
125 Broadway [6]	East Cambridge MA	1	271,000	100.0%	100.0%	152.84
355 Main Street	East Cambridge MA	1	256,966	100.0%	100.0%	105.06
300 Binney Street (55% ownership) [6]	East Cambridge MA	1	239,908	100.0%	100.0%	167.90
90 Broadway	East Cambridge MA	1	223,771	100.0%	100.0%	94.97
255 Main Street	East Cambridge MA	1	215,394	82.5%	82.5%	93.42
150 Broadway	East Cambridge MA	1	177,226	100.0%	100.0%	104.05
105 Broadway	East Cambridge MA	1	152,664	100.0%	100.0%	78.57
250 Binney Street [6]	East Cambridge MA	1	67,362	100.0%	100.0%	94.96
University Place	Mid-Cambridge MA	1	195,282	100.0%	100.0%	62.54
Subtotal		11	2,696,483	98.0%	98.5%	$108.80

Subtotal Boston CBD		22	11,105,657	97.3%	98.7%	$89.18

Residential
Hub50House (440 units) (50% ownership) [4]	CBD Boston MA	1	320,444
Subtotal		1	320,444

Hotel
Boston Marriott Cambridge (437 rooms)	East Cambridge MA	1	334,260
Subtotal		1	334,260

LOS ANGELES
Office
Colorado Center (50% ownership) [4]	West Los Angeles CA	6	1,130,066	89.6%	90.3%	$83.50
Santa Monica Business Park	West Los Angeles CA	12	843,692	84.1%	86.2%	75.49
Santa Monica Business Park Retail [5]	West Los Angeles CA	7	73,006	86.8%	86.8%	80.65
Subtotal		25	2,046,764	87.2%	88.5%	$80.21

NEW YORK
Office
767 Fifth Avenue (The GM Building) (60% ownership)	Plaza District NY	1	1,970,335	98.4%	99.5%	$167.40
601 Lexington Avenue (55% ownership)	Park Avenue NY	1	1,671,682	99.9%	99.9%	103.05
399 Park Avenue	Park Avenue NY	1	1,567,470	100.0%	100.0%	111.17
599 Lexington Avenue	Park Avenue NY	1	1,105,002	88.2%	97.3%	86.17
7 Times Square (55% ownership)	Times Square NY	1	1,238,722	81.7%	92.8%	77.65

Q1 2026
In-service property listing (continued)

as of March 31, 2026
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]	Leased % [2]	Annualized Rental Obligations Per Occupied SF [3]
250 West 55th Street	Times Square / West Side NY	1	966,976	98.7%	98.7%	104.61
200 Fifth Avenue (26.69% ownership) [4]	Midtown South NY	1	845,367	59.8%	95.7%	93.83
360 Park Avenue South (71.11% ownership) [4,7]	Midtown South NY	1	448,112	43.4%	89.7%	99.88
Dock 72 (50% ownership) [4]	Brooklyn NY	1	668,521	42.1%	42.1%	33.56
510 Madison Avenue	Fifth/Madison Avenue NY	1	352,589	86.9%	96.6%	126.56
Subtotal		10	10,834,776	86.8%	94.2%	$111.57

SAN FRANCISCO
Office
Salesforce Tower	CBD San Francisco CA	1	1,420,682	98.0%	98.0%	$115.83
Embarcadero Center Four	CBD San Francisco CA	1	945,594	93.6%	95.3%	106.48
Embarcadero Center One	CBD San Francisco CA	1	838,051	68.4%	70.8%	94.92
Embarcadero Center Two	CBD San Francisco CA	1	802,003	71.8%	71.8%	84.33
Embarcadero Center Three	CBD San Francisco CA	1	787,505	71.4%	78.8%	95.80
680 Folsom Street	CBD San Francisco CA	2	522,394	72.4%	92.3%	81.67
535 Mission Street	CBD San Francisco CA	1	303,322	90.6%	90.6%	76.75
690 Folsom Street	CBD San Francisco CA	1	26,080	100.0%	100.0%	76.84
Subtotal		9	5,645,631	82.7%	86.3%	$100.00

Residential
The Skylyne (402 units)	CBD Oakland CA	1	330,996
Subtotal		1	330,996

SEATTLE
Office
Safeco Plaza (33.67% ownership) [4]	CBD Seattle WA	1	762,541	79.4%	80.3%	$49.87
Madison Centre	CBD Seattle WA	1	754,011	82.1%	84.3%	61.49
Subtotal		2	1,516,552	80.7%	82.3%	$55.73

WASHINGTON, DC
Office
901 New York Avenue	East End Washington DC	1	526,383	82.1%	84.4%	$71.70
2100 Pennsylvania Avenue	CBD Washington DC	1	475,849	95.0%	97.1%	87.11
2200 Pennsylvania Avenue	CBD Washington DC	1	460,039	89.3%	94.5%	71.24
1330 Connecticut Avenue	CBD Washington DC	1	253,375	95.9%	95.9%	69.57
Sumner Square	CBD Washington DC	1	210,542	93.0%	93.0%	51.05
500 North Capitol Street, N.W. (30% ownership) [4]	Capitol Hill Washington DC	1	230,900	95.1%	95.1%	84.96
Capital Gallery	Southwest Washington DC	1	176,909	43.6%	55.5%	64.32
Subtotal		7	2,333,997	87.0%	89.8%	$74.00

Reston Next	Reston VA	2	1,063,299	97.9%	99.6%	$63.75
South of Market	Reston VA	3	624,386	100.0%	100.0%	57.07
Fountain Square	Reston VA	2	524,326	94.3%	97.8%	54.08
One Freedom Square	Reston VA	1	427,612	87.9%	91.0%	55.86
Two Freedom Square	Reston VA	1	423,222	100.0%	100.0%	55.53
One and Two Discovery Square	Reston VA	2	366,989	89.7%	89.7%	53.54
One Reston Overlook	Reston VA	1	319,519	100.0%	100.0%	50.33
17Fifty Presidents Street	Reston VA	1	275,809	100.0%	100.0%	74.08
Democracy Tower	Reston VA	1	259,441	99.3%	99.3%	70.63
Fountain Square Retail [5]	Reston VA	1	196,662	89.9%	90.2%	52.76
Two Reston Overlook	Reston VA	1	134,615	100.0%	100.0%	57.50
Reston Next Office Phase II [7]	Reston VA	1	86,629	92.2%	92.2%	59.42
Reston Next Retail [5,7]	Reston VA	1	30,284	—%	69.1%	—

Q1 2026
In-service property listing (continued)

as of March 31, 2026
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]		Leased % [2]		Annualized Rental Obligations Per Occupied SF [3]
Avant Retail [5]	Reston VA	1	26,179	100.0%		100.0%		67.97
Subtotal		19	4,758,972	95.8%		97.3%		$59.06

Wisconsin Place Office	Montgomery County MD	1	295,845	52.6%		52.6%		53.65
Subtotal		1	295,845	52.6%		52.6%		$53.65

Subtotal Washington, DC CBD		27	7,388,814	91.3%		93.1%		$63.37

Residential
Skymark (508 units) (20% ownership) [4]	Reston VA	1	417,036
Subtotal		1	417,036

	CBD Total	99	39,940,930	89.9%	8	93.4%	8	$90.06	8

	BXP’s Share of CBD			90.6%	8	93.6%	8
SUBURBAN
BOSTON
Office
Bay Colony Corporate Center [9]	Route 128 Mass Turnpike MA	2	435,917	79.7%		79.7%		$41.66
Weston Corporate Center	Route 128 Mass Turnpike MA	1	356,995	41.1%		41.1%		36.37
180 CityPoint [6]	Route 128 Mass Turnpike MA	1	329,195	55.2%		91.5%		93.54
Waltham Weston Corporate Center	Route 128 Mass Turnpike MA	1	301,611	73.0%		73.0%		46.80
230 CityPoint	Route 128 Mass Turnpike MA	1	299,304	97.0%		98.3%		50.18
200 West Street [6]	Route 128 Mass Turnpike MA	1	273,361	86.1%		86.1%		95.37
880 Winter Street [6]	Route 128 Mass Turnpike MA	1	243,614	92.3%		92.3%		104.68
10 CityPoint	Route 128 Mass Turnpike MA	1	236,570	98.6%		98.6%		61.23
20 CityPoint	Route 128 Mass Turnpike MA	1	211,476	98.1%		98.1%		62.73
77 CityPoint	Route 128 Mass Turnpike MA	1	209,382	84.0%		84.0%		61.17
890 Winter Street	Route 128 Mass Turnpike MA	1	180,155	88.6%		88.6%		47.49
Reservoir Place	Route 128 Mass Turnpike MA	1	164,993	66.5%		68.4%		38.85
153 & 211 Second Avenue [10]	Route 128 Mass Turnpike MA	2	154,093	84.0%		84.0%		53.43
1265 Main Street (50% ownership) [4]	Route 128 Mass Turnpike MA	1	120,681	100.0%		100.0%		59.36
103 CityPoint [6]	Route 128 Mass Turnpike MA	1	112,842	—%		—%		—
Reservoir Place North	Route 128 Mass Turnpike MA	1	73,258	100.0%		100.0%		53.85
The Point [5]	Route 128 Mass Turnpike MA	1	16,300	100.0%		100.0%		66.97
33 Hayden Avenue [6]	Route 128 Northwest MA	1	80,872	100.0%		100.0%		82.65
32 Hartwell Avenue	Route 128 Northwest MA	1	69,154	100.0%		100.0%		28.63
100 Hayden Avenue [6]	Route 128 Northwest MA	1	55,924	100.0%		100.0%		68.25
92 Hayden Avenue	Route 128 Northwest MA	1	31,100	100.0%		100.0%		48.58
Subtotal		23	3,956,797	78.6%		81.8%		$61.36

NEW YORK
Office
510 Carnegie Center	Princeton NJ	1	234,160	72.4%		78.4%		$40.62
206 Carnegie Center	Princeton NJ	1	161,763	—%		—%		—
210 Carnegie Center	Princeton NJ	1	159,468	33.2%		66.2%		41.69
212 Carnegie Center	Princeton NJ	1	148,942	72.5%		74.9%		36.30
214 Carnegie Center	Princeton NJ	1	146,799	62.8%		62.8%		38.82
506 Carnegie Center	Princeton NJ	1	139,050	95.1%		95.1%		41.84
508 Carnegie Center	Princeton NJ	1	134,433	100.0%		100.0%		44.87
202 Carnegie Center	Princeton NJ	1	134,067	73.7%		73.7%		37.38
804 Carnegie Center	Princeton NJ	1	130,000	100.0%		100.0%		42.31
101 Carnegie Center	Princeton NJ	1	122,791	82.3%		82.3%		36.44
504 Carnegie Center	Princeton NJ	1	121,990	100.0%		100.0%		35.68

Q1 2026
In-service property listing (continued)

as of March 31, 2026
	Sub Market	Number of Buildings	Square Feet	Occupied % [1]		Leased % [2]		Annualized Rental Obligations Per Occupied SF [3]
502 Carnegie Center	Princeton NJ	1	121,460	94.8%		94.8%		49.34
701 Carnegie Center	Princeton NJ	1	120,000	100.0%		100.0%		35.32
104 Carnegie Center	Princeton NJ	1	101,969	73.4%		73.4%		38.71
103 Carnegie Center	Princeton NJ	1	96,322	67.6%		68.2%		38.13
302 Carnegie Center	Princeton NJ	1	64,926	100.0%		100.0%		37.24
211 Carnegie Center	Princeton NJ	1	47,025	—%		—%		—
201 Carnegie Center	Princeton NJ	—	6,500	100.0%		100.0%		35.76
Subtotal		17	2,191,665	72.4%		75.7%		$39.92

SAN FRANCISCO
Office
Mountain View Research Park [11]	Mountain View CA	16	571,884	57.6%		57.6%		59.87
2440 West El Camino Real	Mountain View CA	1	142,711	51.6%		51.6%		61.86
Subtotal		17	714,595	56.4%		56.4%		$60.24

WASHINGTON, DC
Office
Kingstowne Two	Springfield VA	1	157,174	52.3%		69.3%		$38.47
Kingstowne Retail [5,12]	Springfield VA	1	88,288	100.0%		100.0%		31.51
Subtotal		2	245,462	69.4%		80.3%		$34.87

	Suburban Total	59	7,108,519	74.1%		77.3%		$53.97

	BXP’s Share of Suburban			73.9%		77.1%

Total In-Service Properties:		158	47,049,449	87.4%	8	90.9%	8	$85.28	8

BXP’s Share of Total In-Service Properties: [3]				87.7%	8	90.6%	8

_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP.
2Represents signed leases for which revenue recognition has commenced in accordance with GAAP and signed leases for vacant space with future commencement dates. For additional detail, see pages 38-54.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4This is an unconsolidated joint venture property.
5This is a retail property.
6Classified as a laboratory/life sciences property.
7Not included in the Same Property analysis.
8Excludes hotel and residential properties. For additional detail, see page 20.
9Bay Colony Corporate Center includes 1050 Winter Street, an approximately 162,274 net rentable square feet redevelopment that was fully placed in-service during the third quarter of 2025. 1050 Winter Street is not included in the Same Property analysis. 1000 Winter Street was removed from the in-service property listing during the fourth quarter of 2025.
10211 Second Avenue is classified as a laboratory/life sciences property.
11Includes 453 Ravendale Drive.
12The property was sold on April 17, 2026.

Q1 2026
Top 20 clients listing and portfolio client diversification
as of March 31, 2026
TOP 20 CLIENTS

No.	Client	BXP’s Share of Annualized Rental Obligations [1]	Weighted Average Remaining Lease Term (years) [2]
1	Salesforce	3.44%	6.0
2	Google	3.22%	11.1
3	Akamai Technologies	2.22%	8.6
4	Kirkland & Ellis	1.97%	12.0
5	Biogen	1.85%	2.1
6	Fannie Mae	1.55%	11.4
7	Millennium Management	1.47%	10.0
8	Snap	1.30%	10.0
9	Weil Gotshal & Manges	1.27%	8.2
10	Ropes & Gray	1.27%	12.5
11	Microsoft	1.15%	7.4
12	Wellington Management	1.06%	9.7
13	Arnold & Porter Kaye Scholer	1.03%	8.7
14	Allen Overy Shearman Sterling	0.98%	16.1
15	Bain Capital	0.96%	5.8
16	Morrison & Foerster	0.93%	4.4
17	Starr (formerly C.V. Starr & Co)	0.88%	3.4
18	Leidos	0.85%	7.1
19	Wilmer Cutler Pickering Hale	0.85%	12.7
20	Mass Financial Services	0.84%	11.9
	BXP’s Share of Annualized Rental Obligations	29.09%
	BXP’s Share of Square Feet [1]	22.67%
	Weighted Average Remaining Lease Term (years)		8.9

NOTABLE SIGNED DEALS 3

Client	Property	Square Feet
AstraZeneca	290 Binney Street	573,000
Goodwin Procter	200 Fifth Avenue	304,000
Starr	343 Madison Avenue	274,000
Sidley Austin [4]	2100 M Street	234,000
McDermott Will & Schulte	725 12th Street	152,000
Cooley	725 12th Street	126,000
CLIENT DIVERSIFICATION 2

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2Based on BXP’s Share of Annualized Rental Obligations.
3Represents leases signed with occupancy commencing in the future on vacant in-service space or properties under development or redevelopment. The number of square feet is an estimate.
4The lease and the commencement of the development are subject to various conditions.

Q1 2026
Occupancy by location
as of March 31, 2026

TOTAL IN-SERVICE OFFICE PROPERTIES 1 - Quarter-over-Quarter

	CBD		Suburban		Total
Location	31-Mar-26	31-Dec-25	31-Mar-26	31-Dec-25	31-Mar-26	31-Dec-25
Boston	97.3%	97.6%	78.6%	75.9%	92.4%	91.9%
Los Angeles	87.2%	86.5%	—%	—%	87.2%	86.5%
New York	86.8%	86.2%	72.4%	71.8%	84.4%	83.8%
San Francisco	82.7%	81.9%	56.4%	60.8%	79.7%	77.0%
Seattle	80.7%	79.8%	—%	—%	80.7%	79.8%
Washington, DC	91.3%	92.4%	69.4%	70.2%	90.6%	91.7%
Total Portfolio	89.9%	89.8%	74.1%	71.4%	87.4%	86.7%

SAME PROPERTY OFFICE PROPERTIES 1, 2 - Year-over-Year

	CBD		Suburban		Total
Location	31-Mar-26	31-Mar-25	31-Mar-26	31-Mar-25	31-Mar-26	31-Mar-25
Boston	97.3%	96.3%	77.7%	76.9%	92.3%	91.4%
Los Angeles	87.2%	85.6%	—%	—%	87.2%	85.6%
New York	88.7%	88.1%	72.4%	70.0%	85.8%	84.9%
San Francisco	82.7%	81.7%	56.4%	61.7%	79.7%	79.5%
Seattle	80.7%	81.9%	—%	—%	80.7%	81.9%
Washington, DC	91.6%	92.0%	69.4%	68.5%	90.9%	91.2%
Total Portfolio	90.5%	89.9%	73.5%	72.8%	87.9%	87.3%
_____________
1Represents signed leases for which revenue recognition has commenced in accordance with GAAP. Includes 100% of joint venture properties. Does not include residential units and hotel.
2See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.

Q1 2026
Capital structure
(in thousands, except percentages)

CONSOLIDATED DEBT

Aggregate Principal
Mortgage Notes Payable	$4,296,994
Unsecured Line of Credit	—
Unsecured Term Loans	800,000
Unsecured Commercial Paper	750,000
Unsecured Senior Notes, at face value	8,850,000
Unsecured Exchangeable Senior Notes, at face value	1,000,000
Outstanding Principal	15,696,994
Discount on Unsecured Senior Notes	(7,786)
Deferred Financing Costs, Net	(75,199)
Consolidated Debt	$15,614,009
MORTGAGE NOTES PAYABLE

		Interest Rate
Property	Maturity Date	GAAP [1]	Stated [2]	Outstanding Principal
767 Fifth Avenue (The GM Building) (60% ownership)	June 9, 2027	3.64%	3.43%	$2,300,000
Santa Monica Business Park	October 8, 2028	5.40%	5.28%	200,000
90 Broadway, 325 Main Street, 355 Main Street and Kendall Center Green Garage	October 26, 2028	6.27%	6.04%	600,000
901 New York Avenue	January 5, 2029	5.06%	5.00%	196,994
601 Lexington Avenue (55% ownership)	January 9, 2032	2.93%	2.79%	1,000,000
Total				$4,296,994
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED SENIOR NOTES 3

		Interest Rate
	Maturity Date	GAAP [1]	Stated	Outstanding Principal
Unsecured Senior Notes	October 1, 2026	3.50%	2.75%	$1,000,000
Unsecured Senior Notes (“green bonds”)	December 1, 2027	6.92%	6.75%	750,000
Unsecured Senior Notes (“green bonds”)	December 1, 2028	4.63%	4.50%	1,000,000
Unsecured Senior Notes (“green bonds”)	June 21, 2029	3.51%	3.40%	850,000
Unsecured Senior Notes	March 15, 2030	2.98%	2.90%	700,000
Unsecured Senior Notes	January 30, 2031	3.34%	3.25%	1,250,000
Unsecured Senior Notes (“green bonds”)	April 1, 2032	2.67%	2.55%	850,000
Unsecured Senior Notes (“green bonds”)	October 1, 2033	2.52%	2.45%	850,000
Unsecured Senior Notes (“green bonds”)	January 15, 2034	6.62%	6.50%	750,000
Unsecured Senior Notes	January 15, 2035	5.84%	5.75%	850,000
				$8,850,000
BOSTON PROPERTIES LIMITED PARTNERSHIP UNSECURED EXCHANGEABLE SENIOR NOTES 3, 4

		Interest Rate
	Maturity Date	GAAP [1]	Stated	Outstanding Principal
Unsecured Exchangeable Senior Notes	October 1, 2030	2.50%	2.00%	$1,000,000
				$1,000,000

Q1 2026
Capital structure (continued)
CAPITALIZATION

	Shares/Units	Common Stock
	Outstanding	Equivalents	Equivalent Value [5]
Common Stock	158,676	158,676	$8,235,284
Common Operating Partnership Units	18,787	18,787	975,045
Total Equity		177,463	$9,210,329

Consolidated Debt (A)			$15,614,009
Add: BXP’s share of unconsolidated joint venture debt [6]			1,098,382
Less: Partners’ share of consolidated debt [7]			1,364,858
BXP’s Share of Debt [8] (B)			$15,347,533

Consolidated Market Capitalization (C)			$24,824,338
BXP’s Share of Market Capitalization [8] (D)			$24,557,862
Consolidated Debt/Consolidated Market Capitalization (A÷C)			62.90%
BXP’s Share of Debt/BXP’s Share of Market Capitalization [8] (B÷D)			62.50%

_____________
1The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, the effects of hedging transactions (excluding capped calls classified as equity) and adjustments required to reflect loans and swaps at their fair values upon consolidation.
2The stated interest rate includes the effects of hedging transactions.
3All unsecured senior notes and unsecured exchangeable senior notes are rated BBB (negative), and Baa2 (stable) by S&P and Moody’s, respectively.
4The GAAP interest rate excludes capped call transactions that are classified as equity. The initial exchange rate of the unsecured exchangeable senior notes is 10.8180 shares of BXP’s common stock per $1,000 principal amount of notes, which represents an initial exchange price of approximately $92.44 per share of BXP’s common stock. In conjunction with the issuance of the unsecured exchangeable senior notes, the Company entered into capped call transactions to cover, subject to customary adjustments, the number of shares of BXP’s common stock initially underlying the unsecured exchangeable senior notes. The capped call transactions are expected generally to reduce the potential dilution to BXP’s common stock upon any exchange of notes and/or offset any cash payments BPLP is required to make in excess of the principal amount of exchanged notes, as the case may be, with such reduction and/or offset subject to a cap. The cap price of the capped call transactions is initially $105.64 per share, which represents a premium of 40% over the last reported sale price of $75.46 per share of BXP’s common stock on September 24, 2025, and is subject to certain adjustments under the terms of the capped call transactions. The capped call transactions will expire upon the maturity of the unsecured exchangeable senior notes, if not earlier exercised or terminated, and the premiums associated with the purchase were classified as equity.
5Values are based on the March 31, 2026 closing price of $51.90 per share of BXP common stock.
6Amount is calculated based on the Company’s percentage ownership interest in the unconsolidated joint venture entities. For additional detail, see page 35.
7Amount is calculated based on the outside partners’ percentage ownership interest in the consolidated joint venture entities. For additional detail, see page 33.
8See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.

Q1 2026
Debt analysis [1]
as of March 31, 2026
(dollars in thousands)

UNSECURED REVOLVING CREDIT FACILITY - MATURES MARCH 29, 2030

	Facility	Outstanding at March 31, 2026	Remaining Capacity at March 31, 2026
Unsecured Line of Credit	$2,250,000	$—	$2,250,000
Less:
Unsecured Commercial Paper [2]			750,000
Letters of Credit			5,253
Total Remaining Capacity			$1,494,747

UNSECURED TERM LOANS

	Maturity Date	Facility	Outstanding Principal
2024 Unsecured Term Loan [3]	September 26, 2026	$100,000	$100,000
Unsecured Term Loan Facility [4]	March 30, 2029	$700,000	700,000
			$800,000

UNSECURED AND SECURED DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [5]	Maturity (years)
Unsecured Debt	72.58%	3.94%	4.06%	4.2
Secured Debt	27.42%	3.80%	3.99%	2.6
Consolidated Debt	100.00%	3.90%	4.04%	3.7

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [5]	Maturity (years)
Floating Rate Debt [2]	9.27%	4.30%	4.37%	1.5
Fixed Rate Debt [3,6]	90.73%	3.86%	4.00%	4.0
Consolidated Debt	100.00%	3.90%	4.04%	3.7

_____________
1Excludes unconsolidated joint ventures. For information on BXP’s share of unconsolidated joint venture debt, see page 35.
2The unsecured commercial paper program is backstopped by available capacity under the unsecured line of credit. As such, the Company intends to maintain, at a minimum, availability under its unsecured line of credit in an amount equal to the amount of commercial paper notes outstanding. The term of the notes issued under the unsecured commercial paper program vary but may not exceed one year from the date of issuance. The commercial paper notes are included in the Company’s floating rate debt statistics. At March 31, 2026, the weighted average interest rate of the commercial paper notes outstanding was approximately 4.10% per annum and had a weighted-average maturity of 40 days from the date of issuance and therefore, the balance is reflected in the period 2026 within the Principal due at Maturity chart.
3The $100.0 million 2024 Unsecured Term Loan is subject to an interest rate swap contract that effectively fixes Daily Simple SOFR, the reference rate for the 2024 Unsecured Term Loan, at a fixed interest rate of 3.6775% per annum for the period commencing on April 7, 2025 and ending on April 6, 2026. The term loan has two one-year extension options (subject to customary conditions).
4The Unsecured Term Loan Facility has two six-month extension options, each subject to customary conditions.
5The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, the effects of hedging transactions (excluding capped calls classified as equity) and adjustments required to reflect loans and swaps at their fair values upon consolidation.
6The Fixed Rate Debt includes the effects of hedging transactions, excluding capped calls treated as equity.

Q1 2026
Senior unsecured debt covenant compliance ratios
In the fourth quarter of 2002, the Company’s Operating Partnership (Boston Properties Limited Partnership) received investment grade ratings on its senior unsecured debt securities and thereafter issued unsecured notes. The notes were issued under an indenture, dated as of December 13, 2002, by and between Boston Properties Limited Partnership and The Bank of New York Mellon Trust Company, N.A., as trustee, as supplemented from time to time (the “Indenture”), which, among other things, requires us to comply with the following limitations on incurrence of debt: Limitation on Outstanding Debt; Limitation on Secured Debt; Ratio of Annualized Consolidated EBITDA to Annualized Interest Expense; and Maintenance of Unencumbered Assets. Compliance with these restrictive covenants requires us to apply specialized terms the meanings of which are described in detail in our filings with the SEC, and to calculate ratios in the manner prescribed by the Indenture.
This section presents such ratios as of March 31, 2026 to show that the Company’s Operating Partnership was in compliance with the terms of the Indenture, which has been filed with the SEC. Management is not presenting these ratios for any other purpose or for any other period, and is not intending for these measures to otherwise provide information to investors about the Company’s financial condition or results of operations. Investors should not rely on these measures other than for purposes of testing our compliance with the Indenture.

COVENANT RATIOS AND RELATED DATA

		Senior Notes Issued Prior to December 4, 2017	Senior Notes Issued On or After December 4, 2017
	Test	Actual
Total Outstanding Debt/Total Assets [1]	Less than 60%	48.0%	45.1%
Secured Debt/Total Assets	Less than 50%	15.7%	14.8%
Interest Coverage (Annualized Consolidated EBITDA to Annualized Interest Expense)	Greater than 1.50x	3.00	3.00
Unencumbered Assets/ Unsecured Debt	Greater than 150%	229.2%	246.1%

_____________
1Capitalized Property Value for senior notes issued prior to December 4, 2017 is determined for each property and is the greater of (A) annualized EBITDA capitalized at an 8.0% rate for CBD properties and a 9.0% rate for non-CBD properties, and (B) the undepreciated book value as determined under GAAP. Capitalized property value for senior notes issued on or after December 4, 2017 is determined for each property and is the greater of (x) annualized EBITDA capitalized at 7.0% and (y) the undepreciated book value as determined under GAAP.

Q1 2026
Net Debt to EBITDAre
(dollars in thousands)

Reconciliation of BXP’s Share of EBITDAre and BXP’s Share of EBITDAre – cash 1

	Three Months Ended
	31-Mar-26	31-Dec-25
Net income attributable to BXP, Inc.	$101,576	$248,486
Add:
Noncontrolling interest - common units of the Operating Partnership	11,561	27,824
Noncontrolling interest in property partnerships	19,869	18,479
Net income	133,006	294,789
Add:
Interest expense	152,093	162,612
Depreciation and amortization expense	227,967	232,015
Impairment losses	—	16,902
Less:
Gains on sales of real estate	13,402	156,410
Income from unconsolidated joint ventures [2]	35,413	50,232
Add:
BXP’s share of EBITDAre from unconsolidated joint ventures [3]	24,218	29,496
EBITDAre [1]	488,469	529,172
Less:
Partners’ share of EBITDAre from consolidated joint ventures [4]	52,519	52,588
BXP’s Share of EBITDAre [1] (A)	435,950	476,584
Add:
Stock-based compensation expense	26,043	4,497
BXP’s Share of straight-line ground rent expense adjustment [1]	(4,849)	(3,118)
BXP’s Share of lease transaction costs that qualify as rent inducements [1]	3,739	4,488
Less:
BXP’s Share of non-cash termination income adjustment [1]	(1,744)	(4,121)
BXP’s Share of straight-line rent [1]	20,444	21,586
BXP’s Share of fair value lease revenue [1]	2,715	3,030
BXP’s Share of amortization and accretion related to sales type lease [1]	274	268
BXP’s Share of non-cash loss from early extinguishments of debt [1]	—	54
BXP’s Share of EBITDAre – cash [1]	$439,194	$461,634

BXP’s Share of EBITDAre (Annualized) [5] (A x 4)	$1,743,800	$1,906,336
Reconciliation of BXP’s Share of Net Debt 1

	31-Mar-26	31-Dec-25
Consolidated debt	$15,614,009	$16,609,483
Less:
Cash and cash equivalents	512,783	1,478,206
Cash held in escrow for 1031 exchange	—	—
Net debt [1]	15,101,226	15,131,277
Add:
BXP’s share of unconsolidated joint venture debt [3]	1,098,382	1,221,666
Partners’ share of cash and cash equivalents from consolidated joint ventures	89,147	115,917
Less:
BXP’s share of cash and cash equivalents from unconsolidated joint ventures	92,554	108,177
Partners’ share of consolidated joint venture debt [4]	1,364,858	1,364,360
BXP’s share of related party note receivables	15,873	15,000
BXP’s Share of Net Debt [1] (B)	$14,815,470	$14,981,323

BXP’s Share of Net Debt to BXP’s Share of EBITDAre (Annualized) [B ÷ (A x 4)]	8.50	7.86
_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For the three months ended March 31, 2026 and December 31, 2025, includes gains on sales of approximately $41.2 million and $51.4 million, respectively.
3For disclosures related to the calculation of BXP’s share from unconsolidated joint ventures for the three months ended March 31, 2026, see pages 35 and 64.
4For disclosures related to the calculation of Partners’ share from consolidated joint ventures for the three months ended March 31, 2026, see pages 33 and 62.
5BXP’s Share of EBITDAre (Annualized) is calculated as the product of such amount for the quarter multiplied by four (4).

Q1 2026
Debt ratios
(in thousands, except for ratio amounts)

INTEREST COVERAGE RATIO 1

	Three Months Ended
	31-Mar-26	31-Dec-25
BXP’s Share of interest expense [1]	$156,846	$167,074
Less:
BXP’s Share of hedge amortization, net of costs [1]	1,706	1,712
BXP’s share of fair value interest adjustment [1]	216	509
BXP’s Share of amortization of financing costs [1]	5,846	5,995
Adjusted interest expense excluding capitalized interest (A)	149,078	158,858
Add:
BXP’s Share of capitalized interest [1]	16,477	14,657
Adjusted interest expense including capitalized interest (B)	$165,555	$173,515

BXP’s Share of EBITDAre – cash [1,2] (C)	$439,194	$461,634

Interest Coverage Ratio (excluding capitalized interest) (C÷A)	2.95	2.91
Interest Coverage Ratio (including capitalized interest) (C÷B)	2.65	2.66

FIXED CHARGE COVERAGE RATIO 1

	Three Months Ended
	31-Mar-26	31-Dec-25
BXP’s Share of interest expense [1]	$156,846	$167,074
Less:
BXP’s Share of hedge amortization, net of costs [1]	1,706	1,712
BXP’s Share of fair value interest adjustment [1]	216	509
BXP’s Share of amortization of financing costs [1]	5,846	5,995
Add:
BXP’s Share of capitalized interest [1]	16,477	14,657
BXP’s Share of maintenance capital expenditures [1]	16,647	17,171
Hotel improvements, equipment upgrades and replacements	1,066	591
Total Fixed Charges (A)	$183,268	$191,277

BXP’s Share of EBITDAre – cash [1,2] (B)	$439,194	$461,634
Fixed Charge Coverage Ratio (B÷A)	2.40	2.41

_____________
1See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
2For a quantitative reconciliation of BXP’s Share of EBITDAre – cash, see page 31.

Q1 2026
Consolidated joint ventures
d
as of March 31, 2026
(unaudited and in thousands)

BALANCE SHEET INFORMATION

	767 Fifth Avenue			Total Consolidated
ASSETS	(The GM Building) [1]		Norges Joint Ventures [1,2]	Joint Ventures

Real estate, net	$3,158,630		$3,193,432	$6,352,062
Cash and cash equivalents	54,674		149,504	204,178
Other assets	342,440		502,398	844,838
Total assets	$3,555,744		$3,845,334	$7,401,078

LIABILITIES AND EQUITY
Liabilities:
Mortgage notes payable, net	$2,295,859		$992,215	$3,288,074
Other liabilities	64,850		132,988	197,838
Total liabilities	2,360,709		1,125,203	3,485,912
Equity:
BXP, Inc.	718,462		1,214,527	1,932,989
Noncontrolling interests	476,573		1,505,604	1,982,177	[3]
Total equity	1,195,035		2,720,131	3,915,166
Total liabilities and equity	$3,555,744		$3,845,334	$7,401,078

BXP’s nominal ownership percentage	60%		55%

Partners’ share of cash and cash equivalents [4]	$21,870		$67,277	$89,147

Partners’ share of consolidated debt [4]	$918,361	[5]	$446,497	$1,364,858

_____________
1Certain balances contain amounts that eliminate in consolidation.
2Norges Joint Ventures include 7 Times Square, 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 300 Binney Street and 290 Binney Street.
3Amount excludes certain preferred shareholders’ capital.
4Amounts represent the partners’ share based on their respective ownership percentages.
5Amount adjusted for basis differentials.

Q1 2026
Consolidated joint ventures (continued)
for the three months ended March 31, 2026
(unaudited and in thousands)

RESULTS OF OPERATIONS

	767 Fifth Avenue		Total Consolidated
	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Revenue
Lease [2]	$81,832	$118,236	$200,068
Straight-line rent	3,531	4,849	8,380
Fair value lease revenue	(27)	—	(27)
Termination income	—	—	—
Total lease revenue	85,336	123,085	208,421
Parking and other	—	1,617	1,617
Total rental revenue [3]	85,336	124,702	210,038
Expenses
Operating	35,672	49,928	85,600
Net Operating Income (NOI)	49,664	74,774	124,438

Other income (expense)
Development and management services revenue	—	—	—
Losses from investments in securities	—	(4)	(4)
Interest and other income	496	1,605	2,101
Interest expense	(20,956)	(7,556)	(28,512)
Depreciation and amortization expense	(18,653)	(28,077)	(46,730)
General and administrative expense	(16)	(152)	(168)
Total other income (expense)	(39,129)	(34,184)	(73,313)
Net income	$10,535	$40,590	$51,125

FUNDS FROM OPERATIONS (FFO)

BXP’s nominal ownership percentage	60%	55%

	767 Fifth Avenue		Total Consolidated
Reconciliation of Partners’ share of FFO	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Net income	$10,535	$40,590	$51,125
Add: Depreciation and amortization expense	18,653	28,077	46,730
Entity FFO	$29,188	$68,667	$97,855

Noncontrolling interest in property partnerships (Partners’ NCI) [4]	$3,108	$16,761	$19,869
Partners’ share of depreciation and amortization expense after BXP’s basis differential [4]	7,852	13,019	20,871
Partners’ share FFO [4]	$10,960	$29,780	$40,740

Reconciliation of BXP’s share of FFO
BXP’s share of net income adjusted for partners’ NCI	$7,427	$23,829	$31,256
Depreciation and amortization expense - BXP’s basis difference	61	411	472
BXP’s share of depreciation and amortization expense	10,740	14,647	25,387
BXP’s share of FFO	$18,228	$38,887	$57,115
_____________
1 Norges Joint Ventures include 7 Times Square, 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 300 Binney Street, and 290 Binney Street.
2 Lease revenue includes recoveries and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4 Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q1 2026
Unconsolidated joint ventures [1]

as of March 31, 2026
(unaudited and dollars in thousands)

BALANCE SHEET INFORMATION

	BXP’s Nominal Ownership		Mortgage/Mezzanine/Construction Loans Payable, Net		Interest Rate
Property		Net Equity		Maturity Date	Stated	GAAP [2]
Boston
The Hub on Causeway - Podium	50.00%	$52,922	$61,858	April 9, 2031	5.73%	5.94%
100 Causeway Street	50.00%	49,104	168,255	April 9, 2031	5.73%	5.94%
Hub50House	50.00%	33,355	92,076	June 17, 2032	4.43%	4.51%
Hotel Air Rights	50.00%	12,188	—	—	—	—%
1265 Main Street	50.00%	2,977	16,144	January 1, 2032	3.77%	3.84%
17 Hartwell Avenue [3]	20.00%	13,022	—	July 10, 2030	N/A	N/A
Los Angeles
Colorado Center	50.00%	68,220	274,880	August 9, 2027	3.56%	3.59%
Beach Cities Media Campus [4]	50.00%	84	—	—	—%	—%
New York
360 Park Avenue South	71.11%	100,534	155,693	December 13, 2027	6.17%	6.49%
Dock 72 [5]	50.00%	82,392	—	—	—%	—%
200 Fifth Avenue	26.69%	80,016	154,296	November 24, 2028	4.34%	5.60%
3 Hudson Boulevard [6]	25.00%	108,394	31,591	November 9, 2027	9.25%	10.76%
290 Coles Street - Common Equity [7]	19.46%	19,943	—	March 5, 2029	N/A	N/A
290 Coles Street - Preferred Equity [8]	—%	61,460	—	—	—%	—%
San Francisco
Platform 16	55.00%	58,613	—	—	—%	—%
Seattle
Safeco Plaza	33.67%	(2,772)	84,127	September 1, 2026	4.82%	6.21%
Washington, DC
1001 6th Street	50.00%	45,826	—	—	—%	—%
13100 & 13150 Worldgate Drive	50.00%	22,215	—	—	—%	—%
Wisconsin Place Parking Facility	33.33%	28,768	—	—	—%	—%
500 North Capitol Street, N.W. [9]	30.00%	(12,894)	31,473	June 5, 2026	6.83%	7.16%
Skymark - Reston Next Residential	20.00%	14,273	27,989	May 13, 2026	5.67%	5.99%
		838,640
Investments with deficit balances reflected within Other Liabilities		16,082
Investments in Unconsolidated Joint Ventures		$854,722
Mortgage/Mezzanine/Construction Loans Payable, Net			$1,098,382

Q1 2026
Unconsolidated joint ventures (continued) [1]

FLOATING AND FIXED RATE DEBT ANALYSIS

		Weighted Average
	% of Total Debt	Stated Rates	GAAP Rates [2]	Maturity (years)
Floating Rate Debt	27.26%	6.07%	6.82%	1.2
Fixed Rate Debt	72.74%	4.57%	4.90%	4.7
Total Debt	100.00%	4.98%	5.43%	3.7

_____________
1Amounts represent BXP’s share based on its ownership percentage.
2The GAAP interest rate differs from the stated interest rate due to the inclusion of the amortization of financing charges, which includes mortgage recording fees, the effects of hedging transactions (if any) and adjustments required under Accounting Standards Codification 805 “Business Combinations” to reflect loans at their fair values (if any).
3No amounts have been drawn under the $98.7 million construction facility.
4The Company completed the sale of the property on September 17, 2025 and is currently in the process of dissolving the joint venture.
5This investment includes a net deficit balance from the amenity joint venture.
6The indebtedness consists of (x) a senior loan with a third-party lender with a principal amount of $108.0 million that bears interest at a variable rate equal to Term SOFR plus 5.25% per annum and (y) a mezzanine loan provided by the Company with a maximum commitment of $50.0 million that bears interest at a variable rate equal to Term SOFR plus 7.25% per annum. As of March 31, 2026, the Company has funded approximately $21.5 million of the mezzanine loan. The loan is reflected as Related Party Note Receivables, Net on the Company’s Consolidated Balance Sheets.
7No amounts have been drawn under the $225.0 million construction facility.
8The Company will fund the first $65.0 million of required capital through its preferred equity investment. The Company’s preferred equity investment will earn and accrue a 13% internal rate of return and is to be redeemed, in full, upon the earlier of two years after stabilization or March 5, 2030.
9 The indebtedness consists of (x) a $70.0 million mortgage loan payable (Note A), which bears interest at a fixed rate of 6.23% per annum, and (y) a $35.0 million mortgage loan payable (Note B), which bears interest at a fixed rate of 8.03% per annum. The Company provided $10.5 million (or 30%) of the Note B mortgage financing to the joint venture. The loan is reflected as Related Party Note Receivables, Net on the Company’s Consolidated Balance Sheets.

Q1 2026
Unconsolidated joint ventures (continued)
for the three months ended March 31, 2026
(unaudited and in thousands)

RESULTS OF OPERATIONS 1

	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC	Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$28,307	$20,627		$19,201		$141		$7,331	$17,294	$92,901
Straight-line rent	275	(1,710)		1,598		13		(5)	295	466
Fair value lease revenue	—	—		1,221		—		998	—	2,219
Termination income	—	—		—		—		—	—	—
Amortization and accretion related to sales-type lease	57	—		—		—		—	—	57
Total lease revenue	28,639	18,917		22,020		154		8,324	17,589	95,643
Parking and other	1	2,116		123		—		583	909	3,732
Total rental revenue [3]	28,640	21,033		22,143		154		8,907	18,498	99,375
Expenses
Operating	11,118	7,702		17,940		1,116		3,464	6,392	47,732
Net operating income	17,522	13,331		4,203		(962)		5,443	12,106	51,643

Other income (expense)
Development and management services revenue	—	—		413		—		—	—	413
Interest and other income (loss)	310	1,008		890		(3)		64	135	2,404
Interest expense	(9,301)	(4,943)		(14,647)		—		(3,869)	(6,920)	(39,680)
Transaction costs	—	—		(8)		—		—	—	(8)
Depreciation and amortization expense	(8,483)	(5,566)		(12,001)		—		(1,434)	(4,388)	(31,872)
General and administrative expense	—	(33)		(150)		—		(16)	—	(199)
Loss on sale of real estate	—	(2)		—		—		—	—	(2)
Total other income (expense)	(17,474)	(9,536)		(25,503)		(3)		(5,255)	(11,173)	(68,944)
Net income (loss)	$48	$3,795		$(21,300)		$(965)		$188	$933	$(17,301)

Reconciliation of BXP’s share of Funds from Operations (FFO)
BXP’s share of net income (loss)	$23	$1,896		$(9,146)		$(530)		$65	$826	$(6,866)
Basis differential
Straight-line rent	$—	$92	[4]	$104	[4]	$—		$—	$—	$196
Fair value lease revenue	—	44	[4]	36	[4]	—		—	—	80
Interest expense	—	—		(67)		—		—	—	(67)
Fair value interest adjustment	—	—		(260)		—		—	—	(260)
Amortization of financing costs	—	—		111		—		—	—	111
Depreciation and amortization expense	(5)	571	[4]	856	[4]	28	[4]	(391)	(74)	985
Gains on sales of investments	—	—		—		6,394		—	34,840	41,234
Total basis differential	(5)	707	[4]	780	[4]	6,422	[4]	(391)	34,766	42,279
Income (loss) from unconsolidated joint ventures	18	2,603		(8,366)		5,892		(326)	35,592	35,413
Add:
BXP’s share of depreciation and amortization expense	4,244	2,213	[4]	4,665	[4]	(28)	[4]	874	1,538	13,506
Less:
BXP’s share of gains (loss) on sales [5]	—	(1)		—		6,394		—	34,840	41,233
BXP’s share of FFO	$4,262	$4,817		$(3,701)		$(530)		$548	$2,290	$7,686
_____________
1 For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 21-24.
2 Lease revenue includes recoveries and service income from clients.
3 See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4 The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.
5 For additional information, see page 14.

Q1 2026
Lease expirations - All in-service properties[1,2,3]

as of March 31, 2026

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2026	702,405	655,564	48,723,504	74.32	49,333,749	75.25	1.75%
2027	1,855,394	1,714,794	128,115,565	74.71	130,578,268	76.15	4.58%
2028	2,831,669	2,220,236	200,256,018	90.20	208,617,903	93.96	5.93%
2029	3,668,064	3,210,149	253,363,566	78.93	266,035,207	82.87	8.57%
2030	2,389,962	2,291,823	179,243,750	78.21	188,803,149	82.38	6.12%
2031	2,615,154	2,446,601	213,119,655	87.11	227,849,645	93.13	6.53%
2032	2,762,393	2,527,603	195,955,569	77.53	228,529,511	90.41	6.75%
2033	2,641,810	2,467,111	212,606,804	86.18	241,053,412	97.71	6.59%
2034	2,956,870	2,527,127	230,687,860	91.28	256,355,293	101.44	6.75%
2035	2,347,889	1,930,814	155,596,753	80.59	185,011,270	95.82	5.16%
Thereafter	12,313,569	10,248,722	867,870,424	84.68	1,041,745,400	101.65	27.37%

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2026	64,489	54,895	4,715,816	85.91	4,722,690	86.03	2.39%
2027	87,470	77,168	9,918,498	128.53	9,980,139	129.33	3.37%
2028	88,600	86,823	8,797,790	101.33	8,922,161	102.76	3.79%
2029	167,525	162,200	17,909,255	110.41	18,583,764	114.57	7.08%
2030	167,019	130,611	12,386,044	94.83	13,166,676	100.81	5.70%
2031	97,293	88,532	10,990,946	124.15	11,930,921	134.76	3.86%
2032	127,511	125,802	10,085,486	80.17	11,065,960	87.96	5.49%
2033	340,990	307,587	28,512,135	92.70	32,018,170	104.09	13.42%
2034	362,774	266,302	35,200,820	132.18	40,574,656	152.36	11.62%
2035	334,520	291,425	16,635,881	57.08	19,847,320	68.10	12.71%
Thereafter	265,747	218,749	38,878,580	177.73	33,476,563	153.04	9.54%

IN-SERVICE PROPERTIES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups
							Percentage of Total Square Feet
			$	$/PSF	$	$/PSF
2026	766,894	710,459	53,439,320	75.22	54,056,439	76.09	1.79%
2027	1,942,864	1,791,962	138,034,063	77.03	140,558,407	78.44	4.51%
2028	2,920,269	2,307,059	209,053,808	90.61	217,540,064	94.29	5.81%
2029	3,835,589	3,372,349	271,272,821	80.44	284,618,971	84.40	8.49%
2030	2,556,981	2,422,434	191,629,794	79.11	201,969,825	83.37	6.10%
2031	2,712,447	2,535,133	224,110,601	88.40	239,780,566	94.58	6.38%
2032	2,889,904	2,653,405	206,041,055	77.65	239,595,471	90.30	6.68%
2033	2,982,800	2,774,698	241,118,939	86.90	273,071,582	98.41	6.98%
2034	3,319,644	2,793,429	265,888,680	95.18	296,929,949	106.30	7.03%
2035	2,682,409	2,222,239	172,232,634	77.50	204,858,590	92.19	5.59%
Thereafter	12,579,316	10,467,471	906,749,004	86.63	1,075,221,963	102.72	26.34%
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel. Excludes Kingstowne Retail which was sold on April 17, 2026.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q1 2026
Lease expirations - Boston region in-service properties [1,2,3]
as of March 31, 2026

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	328,137	290,336	23,067,361	79.45	23,067,362	79.45
2027	424,256	414,675	31,209,337	75.26	31,389,061	75.70
2028	894,620	866,627	85,377,676	98.52	88,742,250	102.40
2029	1,195,676	1,062,190	74,072,488	69.74	78,123,359	73.55
2030	1,132,055	1,116,176	78,562,584	70.39	82,305,369	73.74
2031	679,278	610,315	42,623,746	69.84	45,547,871	74.63
2032	1,057,861	1,057,861	82,610,329	78.09	100,826,062	95.31
2033	420,704	391,981	37,264,189	95.07	42,628,283	108.75
2034	1,444,356	1,287,759	113,465,771	88.11	126,194,538	98.00
2035	717,734	647,451	56,099,858	86.65	73,271,809	113.17
Thereafter	4,403,463	3,542,204	306,845,890	86.63	365,905,263	103.30

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	19,863	19,863	2,484,631	125.09	2,484,631	125.09
2027	41,061	34,432	5,320,512	154.52	5,331,595	154.85
2028	35,491	35,491	4,971,704	140.08	5,057,826	142.51
2029	61,901	61,226	8,708,529	142.24	8,829,754	144.22
2030	93,409	57,434	6,164,136	107.33	6,291,013	109.54
2031	10,565	10,565	1,038,297	98.28	1,112,795	105.33
2032	67,548	66,957	5,273,772	78.76	5,755,586	85.96
2033	287,788	254,385	21,346,553	83.91	23,997,326	94.33
2034	164,155	131,856	11,054,888	83.84	12,100,393	91.77
2035	119,685	119,685	8,550,706	71.44	8,945,595	74.74
Thereafter	108,212	97,701	10,739,180	109.92	13,002,951	133.09

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	348,000	310,199	25,551,992	82.37	25,551,993	82.37
2027	465,317	449,107	36,529,849	81.34	36,720,656	81.76
2028	930,111	902,118	90,349,380	100.15	93,800,076	103.98
2029	1,257,577	1,123,416	82,781,017	73.69	86,953,113	77.40
2030	1,225,464	1,173,610	84,726,720	72.19	88,596,382	75.49
2031	689,843	620,880	43,662,043	70.32	46,660,666	75.15
2032	1,125,409	1,124,818	87,884,101	78.13	106,581,648	94.75
2033	708,492	646,366	58,610,742	90.68	66,625,609	103.08
2034	1,608,511	1,419,615	124,520,659	87.71	138,294,931	97.42
2035	837,419	767,136	64,650,564	84.28	82,217,404	107.17
Thereafter	4,511,675	3,639,905	317,585,070	87.25	378,908,214	104.10
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q1 2026
Quarterly lease expirations - Boston region in-service properties [1,2,3]
as of March 31, 2026

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	109,479	90,840	8,942,753	98.45	8,942,753	98.45
Q3 2026	91,379	78,713	5,390,319	68.48	5,390,320	68.48
Q4 2026	127,279	120,783	8,734,289	72.31	8,734,289	72.31
Total 2026	328,137	290,336	23,067,361	79.45	23,067,362	79.45

Q1 2027	100,327	99,232	9,183,941	92.55	9,183,941	92.55
Q2 2027	51,799	47,006	2,386,494	50.77	2,358,213	50.17
Q3 2027	81,937	78,244	6,276,251	80.21	6,268,801	80.12
Q4 2027	190,193	190,193	13,362,652	70.26	13,578,106	71.39
Total 2027	424,256	414,675	31,209,337	75.26	31,389,061	75.70

RETAIL

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	6,064	6,064	484,928	79.97	484,928	79.97
Q3 2026	4,293	4,293	850,124	198.03	850,124	198.03
Q4 2026	9,506	9,506	1,149,579	120.93	1,149,579	120.93
Total 2026	19,863	19,863	2,484,631	125.09	2,484,631	125.09

Q1 2027	10,830	10,830	2,559,833	236.37	2,562,390	236.60
Q2 2027	3,575	3,260	760,057	233.15	760,057	233.15
Q3 2027	10,503	10,503	963,165	91.70	963,165	91.70
Q4 2027	16,153	9,839	1,037,458	105.44	1,045,984	106.31
Total 2027	41,061	34,432	5,320,512	154.52	5,331,595	154.85

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	115,543	96,904	9,427,681	97.29	9,427,681	97.29
Q3 2026	95,672	83,006	6,240,443	75.18	6,240,444	75.18
Q4 2026	136,785	130,289	9,883,868	75.86	9,883,868	75.86
Total 2026	348,000	310,199	25,551,992	82.37	25,551,993	82.37

Q1 2027	111,157	110,062	11,743,774	106.70	11,746,331	106.72
Q2 2027	55,374	50,266	3,146,551	62.60	3,118,270	62.04
Q3 2027	92,440	88,747	7,239,416	81.57	7,231,966	81.49
Q4 2027	206,346	200,032	14,400,110	71.99	14,624,090	73.11
Total 2027	465,317	449,107	36,529,849	81.34	36,720,656	81.76
`
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q1 2026
Lease expirations - Los Angeles region in-service properties [1,2,3]
as of March 31, 2026

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	—	—	—	—	—	—
2027	187,615	94,310	7,164,869	75.97	7,368,372	78.13
2028	270,593	172,796	14,693,981	85.04	15,618,894	90.39
2029	229,160	147,509	10,537,866	71.44	10,547,636	71.51
2030	52,026	52,026	3,250,417	62.48	3,731,364	71.72
2031	7,752	7,752	534,074	68.89	632,555	81.60
2032	246,667	127,701	11,104,239	86.96	13,365,607	104.66
2033	186,894	93,447	8,185,957	87.60	10,414,824	111.45
2034	3,739	3,739	235,557	63.00	298,397	79.81
2035	—	—	—	—	—	—
Thereafter	494,641	494,641	38,974,950	78.79	46,203,493	93.41

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	19,188	9,594	135,600	14.13	135,600	14.13
2027	—	—	—	—	—	—
2028	—	—	—	—	—	—
2029	38,118	38,118	2,342,148	61.44	2,487,300	65.25
2030	11,364	11,364	1,312,220	115.47	1,440,674	126.78
2031	—	—	—	—	—	—
2032	—	—	—	—	—	—
2033	—	—	—	—	—	—
2034	19,993	9,997	248,508	24.86	248,508	24.86
2035	8,043	8,043	649,611	80.77	803,577	99.91
Thereafter	5,827	5,827	693,057	118.94	642,811	110.32

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	19,188	9,594	135,600	14.13	135,600	14.13
2027	187,615	94,310	7,164,869	75.97	7,368,372	78.13
2028	270,593	172,796	14,693,981	85.04	15,618,894	90.39
2029	267,278	185,627	12,880,014	69.39	13,034,936	70.22
2030	63,390	63,390	4,562,637	71.98	5,172,038	81.59
2031	7,752	7,752	534,074	68.89	632,555	81.60
2032	246,667	127,701	11,104,239	86.95	13,365,607	104.66
2033	186,894	93,447	8,185,957	87.60	10,414,824	111.45
2034	23,732	13,736	484,065	35.24	546,905	39.82
2035	8,043	8,043	649,611	80.77	803,577	99.91
Thereafter	500,468	500,468	39,668,007	79.26	46,846,304	93.60
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q1 2026
Quarterly lease expirations - Los Angeles region in-service properties [1,2,3]
as of March 31, 2026

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	—	—	—	—	—	—
Q4 2026	—	—	—	—	—	—
Total 2026	—	—	—	—	—	—

Q1 2027	174,115	87,058	6,953,516	79.87	7,153,052	82.16
Q2 2027	12,496	6,248	146,203	23.40	146,203	23.40
Q3 2027	1,004	1,004	65,150	64.89	69,117	68.84
Q4 2027	—	—	—	—	—	—
Total 2027	187,615	94,310	7,164,869	75.97	7,368,372	78.13

RETAIL

BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	19,188	9,594	135,600	14.13	135,600	14.13
Q4 2026	—	—	—	—	—	—
Total 2026	19,188	9,594	135,600	14.13	135,600	14.13

Q1 2027	—	—	—	—	—	—
Q2 2027	—	—	—	—	—	—
Q3 2027	—	—	—	—	—	—
Q4 2027	—	—	—	—	—	—
Total 2027	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	19,188	9,594	135,600	14.13	135,600	14.13
Q4 2026	—	—	—	—	—	—
Total 2026	19,188	9,594	135,600	14.13	135,600	14.13

Q1 2027	174,115	87,058	6,953,516	79.87	7,153,052	82.16
Q2 2027	12,496	6,248	146,203	23.40	146,203	23.40
Q3 2027	1,004	1,004	65,150	64.89	69,117	68.84
Q4 2027	—	—	—	—	—	—
Total 2027	187,615	94,310	7,164,869	75.97	7,368,372	78.13
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q1 2026
Lease expirations - New York region in-service properties [1,2,3]
as of March 31, 2026

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	50,705	46,866	2,786,885	59.46	3,342,722	71.33
2027	391,813	354,741	20,885,377	58.88	21,370,404	60.24
2028	332,832	278,162	24,387,886	87.67	24,327,867	87.46
2029	1,211,562	997,669	90,334,326	90.55	94,427,935	94.65
2030	598,182	525,155	50,497,524	96.16	50,884,366	96.89
2031	625,625	543,476	47,543,953	87.48	48,471,873	89.19
2032	402,947	300,472	22,369,218	74.45	23,209,298	77.24
2033	439,095	389,138	41,063,898	105.53	44,294,776	113.83
2034	1,070,005	796,859	87,795,312	110.18	94,362,132	118.42
2035	978,075	671,594	66,144,377	98.49	72,271,279	107.61
Thereafter	4,259,234	3,055,646	288,652,959	94.47	333,634,562	109.19

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	5,248	5,248	1,056,263	201.27	1,056,263	201.27
2027	11,406	7,733	2,746,347	355.14	2,746,347	355.14
2028	2,424	647	211,454	326.84	211,454	326.84
2029	9,577	5,671	1,805,619	318.39	1,956,781	345.05
2030	3,439	3,439	519,818	151.15	620,962	180.56
2031	20,784	14,468	5,374,693	371.50	5,907,844	408.35
2032	16,361	15,243	1,668,373	109.45	1,872,444	122.84
2033	20,928	20,928	4,546,906	217.26	5,136,236	245.42
2034	139,214	85,037	21,406,248	251.73	25,501,425	299.89
2035	114,671	74,697	4,841,818	64.82	6,304,531	84.40
Thereafter	105,007	68,520	23,825,727	347.72	15,371,505	224.34

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	55,953	52,114	3,843,148	73.75	4,398,985	84.41
2027	403,219	362,474	23,631,724	65.20	24,116,751	66.53
2028	335,256	278,809	24,599,340	88.23	24,539,321	88.01
2029	1,221,139	1,003,340	92,139,945	91.83	96,384,716	96.06
2030	601,621	528,594	51,017,342	96.52	51,505,328	97.44
2031	646,409	557,944	52,918,646	94.85	54,379,717	97.46
2032	419,308	315,715	24,037,591	76.14	25,081,742	79.44
2033	460,023	410,066	45,610,804	111.23	49,431,012	120.54
2034	1,209,219	881,896	109,201,560	123.83	119,863,557	135.92
2035	1,092,746	746,291	70,986,195	95.12	78,575,810	105.29
Thereafter	4,364,241	3,124,166	312,478,686	100.02	349,006,067	111.71
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q1 2026
Quarterly lease expirations - New York region in-service properties [1,2,3]
as of March 31, 2026

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	22,887	22,040	1,488,293	67.53	2,042,593	92.68
Q3 2026	20,194	17,202	950,388	55.25	951,925	55.34
Q4 2026	7,624	7,624	348,204	45.67	348,204	45.67
Total 2026	50,705	46,866	2,786,885	59.46	3,342,722	71.33

Q1 2027	27,345	20,176	2,029,680	100.60	2,557,889	126.78
Q2 2027	207,842	207,842	9,144,667	44.00	9,152,499	44.04
Q3 2027	66,455	64,828	2,903,737	44.79	2,954,177	45.57
Q4 2027	90,171	61,895	6,807,293	109.98	6,705,839	108.34
Total 2027	391,813	354,741	20,885,377	58.88	21,370,404	60.24

RETAIL

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	715	715	30,000	41.96	30,000	41.96
Q3 2026	—	—	—	—	—	—
Q4 2026	4,533	4,533	1,026,263	226.40	1,026,263	226.40
Total 2026	5,248	5,248	1,056,263	201.27	1,056,263	201.27

Q1 2027	11,406	7,733	2,746,347	355.14	2,746,347	355.14
Q2 2027	—	—	—	—	—	—
Q3 2027	—	—	—	—	—	—
Q4 2027	—	—	—	—	—	—
Total 2027	11,406	7,733	2,746,347	355.14	2,746,347	355.14

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	23,602	22,755	1,518,293	66.72	2,072,593	91.08
Q3 2026	20,194	17,202	950,388	55.25	951,925	55.34
Q4 2026	12,157	12,157	1,374,467	113.06	1,374,467	113.06
Total 2026	55,953	52,114	3,843,148	73.75	4,398,985	84.41

Q1 2027	38,751	27,909	4,776,027	171.13	5,304,236	190.05
Q2 2027	207,842	207,842	9,144,667	44.00	9,152,499	44.04
Q3 2027	66,455	64,828	2,903,737	44.79	2,954,177	45.57
Q4 2027	90,171	61,895	6,807,293	109.98	6,705,839	108.34
Total 2027	403,219	362,474	23,631,724	65.20	24,116,751	66.53
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q1 2026
Lease expirations - San Francisco region in-service properties [1,2,3]
as of March 31, 2026

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	190,870	190,870	15,359,616	80.47	15,377,774	80.57
2027	478,518	478,518	46,850,009	97.91	47,854,954	100.01
2028	393,369	393,369	43,750,187	111.22	45,587,978	115.89
2029	592,578	592,578	55,521,305	93.69	58,864,584	99.34
2030	374,718	374,718	33,374,299	89.07	37,094,392	98.99
2031	987,505	987,505	105,904,528	107.24	114,595,544	116.05
2032	367,140	367,140	32,562,407	88.69	38,369,560	104.51
2033	630,683	630,683	69,702,757	110.52	76,793,792	121.76
2034	132,269	132,269	11,424,607	86.37	14,250,737	107.74
2035	21,961	21,961	2,479,472	112.90	3,396,692	154.67
Thereafter	628,345	628,345	62,922,812	100.14	82,622,243	131.49

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	14,633	14,633	697,227	47.65	704,101	48.12
2027	14,805	14,805	762,563	51.51	807,474	54.54
2028	17,049	17,049	1,310,651	76.88	1,328,037	77.90
2029	4,967	4,967	330,867	66.61	423,127	85.19
2030	19,864	19,864	1,546,520	77.86	1,853,174	93.29
2031	21,244	21,244	1,689,431	79.53	1,777,920	83.69
2032	6,357	6,357	446,489	70.24	492,688	77.50
2033	9,383	9,383	1,062,136	113.20	1,122,794	119.66
2034	—	—	—	—	—	—
2035	—	—	—	—	—	—
Thereafter	7,996	7,996	486,672	60.86	552,671	69.12

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	205,503	205,503	16,056,843	$78.13	16,081,875	78.26
2027	493,323	493,323	47,612,572	96.51	48,662,428	98.64
2028	410,418	410,418	45,060,838	109.79	46,916,015	114.31
2029	597,545	597,545	55,852,172	93.47	59,287,711	99.22
2030	394,582	394,582	34,920,819	88.50	38,947,566	98.71
2031	1,008,749	1,008,749	107,593,959	106.66	116,373,464	115.36
2032	373,497	373,497	33,008,896	88.38	38,862,248	104.05
2033	640,066	640,066	70,764,893	110.56	77,916,586	121.73
2034	132,269	132,269	11,424,607	86.37	14,250,737	107.74
2035	21,961	21,961	2,479,472	112.90	3,396,692	154.67
Thereafter	636,341	636,341	63,409,484	99.65	83,174,914	130.71
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q1 2026
Quarterly lease expirations - San Francisco region in-service properties [1,2,3]
as of March 31, 2026

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	160,867	160,867	12,961,485	80.57	12,961,485	80.57
Q3 2026	8,238	8,238	837,710	101.69	837,710	101.69
Q4 2026	21,765	21,765	1,560,421	71.69	1,578,579	72.53
Total 2026	190,870	190,870	15,359,616	80.47	15,377,774	80.57

Q1 2027	151,808	151,808	12,598,944	82.99	12,817,319	84.43
Q2 2027	26,245	26,245	2,919,352	111.23	2,999,365	114.28
Q3 2027	55,320	55,320	4,854,489	87.75	5,000,998	90.40
Q4 2027	245,145	245,145	26,477,225	108.01	27,037,273	110.29
Total 2027	478,518	478,518	46,850,009	97.91	47,854,954	100.01

RETAIL

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	1,821	1,821	37,260	20.46	37,260	20.46
Q3 2026	60	60	21,818	363.63	21,818	363.63
Q4 2026	12,752	12,752	638,148	50.04	645,023	50.58
Total 2026	14,633	14,633	697,227	47.65	704,101	48.12

Q1 2027	—	—	—	—	—	—
Q2 2027	7,246	7,246	161,925	22.35	195,434	26.97
Q3 2027	5,733	5,733	453,709	79.14	462,482	80.67
Q4 2027	1,826	1,826	146,929	80.47	149,558	81.90
Total 2027	14,805	14,805	762,563	51.51	807,474	54.54

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	162,688	162,688	12,998,745	79.90	12,998,745	79.90
Q3 2026	8,298	8,298	859,528	103.58	859,528	103.58
Q4 2026	34,517	34,517	2,198,569	63.70	2,223,602	64.42
Total 2026	205,503	205,503	16,056,843	78.13	16,081,875	78.26

Q1 2027	151,808	151,808	12,598,944	82.99	12,817,319	84.43
Q2 2027	33,491	33,491	3,081,277	92.00	3,194,799	95.39
Q3 2027	61,053	61,053	5,308,198	86.94	5,463,480	89.49
Q4 2027	246,971	246,971	26,624,154	107.80	27,186,831	110.08
Total 2027	493,323	493,323	47,612,572	96.51	48,662,428	98.64
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q1 2026
Lease expirations - Seattle region in-service properties [1,2,3]
as of March 31, 2026

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	50,053	44,852	2,633,564	58.72	2,654,782	59.19
2027	79,314	78,672	4,829,422	61.39	4,930,430	62.67
2028	601,382	302,445	17,263,165	57.08	17,889,679	59.15
2029	268,777	239,892	13,325,467	55.55	13,765,885	57.38
2030	34,778	34,778	2,028,097	58.32	2,194,108	63.09
2031	29,298	18,603	1,009,617	54.27	1,118,239	60.11
2032	81,126	67,777	4,856,451	71.65	5,491,196	81.02
2033	—	—	—	—	—	—
2034	—	—	—	—	—	—
2035	60,774	20,463	1,471,890	71.93	1,809,319	88.42
Thereafter	3,151	3,151	165,413	52.50	196,302	62.30
RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	—	—	—	—	—	—
2027	—	—	—	—	—	—
2028	945	945	56,413	59.70	56,413	59.70
2029	1,121	377	7,306	19.36	7,306	19.36
2030	653	220	5,302	24.11	5,578	25.37
2031	6,734	4,289	289,828	67.57	323,476	75.42
2032	—	—	—	—	—	—
2033	—	—	—	—	—	—
2034	3,718	3,718	123,288	33.16	145,154	39.04
2035	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	50,053	44,852	2,633,564	58.72	2,654,782	59.19
2027	79,314	78,672	4,829,422	61.39	4,930,430	62.67
2028	602,327	303,390	17,319,578	57.09	17,946,092	59.15
2029	269,898	240,269	13,332,773	55.49	13,773,191	57.32
2030	35,431	34,998	2,033,399	58.10	2,199,686	62.85
2031	36,032	22,892	1,299,445	56.76	1,441,715	62.98
2032	81,126	67,777	4,856,451	71.65	5,491,196	81.02
2033	—	—	—	—	—	—
2034	3,718	3,718	123,288	33.16	145,154	39.04
2035	60,774	20,463	1,471,890	71.93	1,809,319	88.42
Thereafter	3,151	3,151	165,413	52.50	196,302	62.30
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q1 2026
Quarterly lease expirations - Seattle region in-service properties [1,2,3]
as of March 31, 2026

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	39,138	39,138	2,330,168	59.54	2,346,596	59.96
Q3 2026	3,448	1,161	17,102	14.73	17,619	15.18
Q4 2026	7,467	4,553	286,294	62.88	290,567	63.82
Total 2026	50,053	44,852	2,633,564	58.72	2,654,782	59.19

Q1 2027	5,929	5,929	451,258	76.11	451,258	76.11
Q2 2027	12,713	12,713	768,485	60.45	784,884	61.74
Q3 2027	12,172	12,172	713,664	58.63	744,093	61.13
Q4 2027	48,500	47,858	2,896,016	60.51	2,950,194	61.64
Total 2027	79,314	78,672	4,829,422	61.39	4,930,430	62.67

RETAIL

BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	—	—	—	—	—	—
Q4 2026	—	—	—	—	—	—
Total 2026	—	—	—	—	—	—

Q1 2027	—	—	—	—	—	—
Q2 2027	—	—	—	—	—	—
Q3 2027	—	—	—	—	—	—
Q4 2027	—	—	—	—	—	—
Total 2027	—	—	—	—	—	—

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	39,138	39,138	2,330,168	59.54	2,346,596	59.96
Q3 2026	3,448	1,161	17,102	14.73	17,619	15.18
Q4 2026	7,467	4,553	286,294	62.88	290,567	63.82
Total 2026	50,053	44,852	2,633,564	58.72	2,654,782	59.19

Q1 2027	5,929	5,929	451,258	76.11	451,258	76.11
Q2 2027	12,713	12,713	768,485	60.45	784,884	61.74
Q3 2027	12,172	12,172	713,664	58.63	744,093	61.13
Q4 2027	48,500	47,858	2,896,016	60.51	2,950,194	61.64
Total 2027	79,314	78,672	4,829,422	61.39	4,930,430	62.67
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q1 2026
Lease expirations - Washington, DC region in-service properties [1,2,3]
as of March 31, 2026

OFFICE

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	82,640	82,640	4,876,078	59.00	4,891,109	59.19
2027	293,878	293,878	17,176,551	58.45	17,665,047	60.11
2028	338,873	206,837	14,783,123	71.47	16,451,235	79.54
2029	170,311	170,311	9,572,114	56.20	10,305,808	60.51
2030	198,203	188,970	11,530,829	61.02	12,593,550	66.64
2031	285,696	278,950	15,503,737	55.58	17,483,563	62.68
2032	606,652	606,652	42,452,925	69.98	47,267,788	77.92
2033	964,434	961,862	56,390,003	58.63	66,921,737	69.58
2034	306,501	306,501	17,766,613	57.97	21,249,489	69.33
2035	569,345	569,345	29,401,156	51.64	34,262,171	60.18
Thereafter	2,524,735	2,524,735	170,308,400	67.46	213,183,537	84.44

RETAIL

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	5,557	5,557	342,095	61.56	342,095	61.56
2027	20,198	20,198	1,089,076	53.92	1,094,723	54.20
2028	32,691	32,691	2,247,568	68.75	2,268,431	69.39
2029	51,841	51,841	4,714,786	90.95	4,879,496	94.12
2030	38,290	38,290	2,838,048	74.12	2,955,275	77.18
2031	37,966	37,966	2,598,697	68.45	2,808,886	73.98
2032	37,245	37,245	2,696,852	72.41	2,945,242	79.08
2033	22,891	22,891	1,556,540	68.00	1,761,814	76.97
2034	35,694	35,694	2,367,888	66.34	2,579,176	72.26
2035	92,121	89,000	2,593,746	29.14	3,793,617	42.63
Thereafter	38,705	38,705	3,133,944	80.97	3,906,625	100.93

TOTAL PROPERTY TYPES

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	88,197	88,197	5,218,173	59.16	5,233,204	59.34
2027	314,076	314,076	18,265,627	58.16	18,759,770	59.73
2028	371,564	239,528	17,030,691	71.10	18,719,666	78.15
2029	222,152	222,152	14,286,900	64.31	15,185,304	68.36
2030	236,493	227,260	14,368,877	63.23	15,548,825	68.42
2031	323,662	316,916	18,102,434	57.12	20,292,449	64.03
2032	643,897	643,897	45,149,777	70.12	50,213,030	77.98
2033	987,325	984,753	57,946,543	58.84	68,683,551	69.75
2034	342,195	342,195	20,134,501	58.84	23,828,665	69.63
2035	661,466	658,345	31,994,902	48.60	38,055,788	57.81
Thereafter	2,563,440	2,563,440	173,442,344	67.66	217,090,162	84.69
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units. Excludes Kingstowne Retail which was sold on April 17, 2026.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q1 2026
Quarterly lease expirations - Washington, DC region in-service properties [1,2,3]
as of March 31, 2026

OFFICE

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	53,747	53,747	3,188,175	59.32	3,188,175	59.32
Q3 2026	2,991	2,991	178,738	59.76	182,986	61.18
Q4 2026	25,902	25,902	1,509,165	58.26	1,519,948	58.68
Total 2026	82,640	82,640	4,876,078	59.00	4,891,109	59.19

Q1 2027	39,346	39,346	2,178,972	55.38	2,194,272	55.77
Q2 2027	66,952	66,952	3,447,742	51.50	3,514,096	52.49
Q3 2027	146,370	146,370	9,088,388	62.09	9,386,570	64.13
Q4 2027	41,210	41,210	2,461,449	59.73	2,570,109	62.37
Total 2027	293,878	293,878	17,176,551	58.45	17,665,047	60.11

RETAIL

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	—	—	—	—	—	—
Q3 2026	3,074	3,074	181,347	58.99	181,347	58.99
Q4 2026	2,483	2,483	160,748	64.74	160,748	64.74
Total 2026	5,557	5,557	342,095	61.56	342,095	61.56

Q1 2027	9,122	9,122	475,897	52.17	475,897	52.17
Q2 2027	3,498	3,498	275,172	78.67	277,490	79.33
Q3 2027	7,578	7,578	338,007	44.60	341,336	45.04
Q4 2027	—	—	—	—	—	—
Total 2027	20,198	20,198	1,089,076	53.92	1,094,723	54.20

TOTAL PROPERTY TYPES

		BXP’s Share
Quarter	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
Q1 2026	—	—	—	—	—	—
Q2 2026	53,747	53,747	3,188,175	59.32	3,188,175	59.32
Q3 2026	6,065	6,065	360,085	59.37	364,333	60.07
Q4 2026	28,385	28,385	1,669,913	58.83	1,680,696	59.21
Total 2026	88,197	88,197	5,218,173	59.16	5,233,204	59.34

Q1 2027	48,468	48,468	2,654,869	54.78	2,670,169	55.09
Q2 2027	70,450	70,450	3,722,914	52.84	3,791,586	53.82
Q3 2027	153,948	153,948	9,426,395	61.23	9,727,906	63.19
Q4 2027	41,210	41,210	2,461,449	59.73	2,570,109	62.37
Total 2027	314,076	314,076	18,265,627	58.16	18,759,770	59.73
_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units. Excludes Kingstowne Retail which was sold on April 17, 2026.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q1 2026
Lease expirations - CBD properties [1,2,3]
as of March 31, 2026

Boston

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	213,807	176,006	14,536,633	82.59	14,536,634	82.59
2027	221,348	205,138	18,999,003	92.62	19,086,244	93.04
2028	652,713	624,720	74,179,473	118.74	77,054,307	123.34
2029	764,054	629,893	57,883,443	91.89	59,877,210	95.06
2030	1,109,388	1,057,534	77,651,331	73.43	80,995,897	76.59
2031	55,737	47,114	4,235,248	89.89	4,616,662	97.99
2032	898,312	897,721	76,076,719	84.74	93,609,869	104.28
2033	595,005	532,879	46,421,396	87.11	52,823,943	99.13
2034	1,282,127	1,093,230	100,044,289	91.51	109,997,110	100.62
2035	774,303	704,020	59,839,506	85.00	76,632,966	108.85
Thereafter	4,041,508	3,169,738	300,140,953	94.69	355,439,689	112.14

Los Angeles

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	19,188	9,594	135,600	14.13	135,600	14.13
2027	187,615	94,310	7,164,869	75.97	7,368,372	78.13
2028	270,593	172,796	14,693,981	85.04	15,618,894	90.39
2029	267,278	185,627	12,880,014	69.39	13,034,936	70.22
2030	63,390	63,390	4,562,637	71.98	5,172,038	81.59
2031	7,752	7,752	534,074	68.89	632,555	81.60
2032	246,667	127,701	11,104,239	86.96	13,365,607	104.66
2033	186,894	93,447	8,185,957	87.6	10,414,824	111.45
2034	23,732	13,736	484,065	35.24	546,905	39.82
2035	8,043	8,043	649,611	80.77	803,577	99.91
Thereafter	500,468	500,468	39,668,007	79.26	46,846,304	93.60

New York

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	13,779	9,940	1,517,276	152.64	1,517,276	152.64
2027	148,339	107,594	14,028,937	130.39	14,454,743	134.35
2028	224,415	167,968	20,120,927	119.79	20,155,218	119.99
2029	1,034,334	816,535	85,281,274	104.44	89,301,858	109.37
2030	476,478	403,451	45,859,220	113.67	46,143,472	114.37
2031	458,788	370,322	45,229,701	122.14	46,341,208	125.14
2032	306,182	202,589	19,264,367	95.09	20,546,090	101.42
2033	410,076	360,119	43,722,672	121.41	47,383,323	131.58
2034	1,209,219	881,896	109,201,561	123.83	119,863,557	135.92
2035	933,761	587,306	64,572,203	109.95	71,410,121	121.59
Thereafter	4,017,115	2,777,040	298,734,181	107.57	333,856,205	120.22

Q1 2026
Lease expirations - CBD properties (continued) [1,2,3]
as of March 31, 2026

San Francisco

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	157,472	157,472	14,869,256	94.42	14,876,131	94.47
2027	353,401	353,401	37,815,305	107.00	38,688,125	109.47
2028	360,329	360,329	42,003,496	116.57	43,682,291	121.23
2029	581,450	581,450	54,921,573	94.46	58,292,637	100.25
2030	302,764	302,764	28,789,585	95.09	32,182,122	106.29
2031	955,328	955,328	104,640,035	109.53	112,811,255	118.09
2032	373,497	373,497	33,008,896	88.38	38,862,248	104.05
2033	640,066	640,066	70,764,893	110.56	77,916,586	121.73
2034	132,269	132,269	11,424,607	86.37	14,250,737	107.74
2035	21,961	21,961	2,479,472	112.90	3,396,692	154.67
Thereafter	636,341	636,341	63,409,484	99.65	83,174,914	130.71

Seattle

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	50,053	44,852	2,633,564	58.72	2,654,782	59.19
2027	79,314	78,672	4,829,422	61.39	4,930,430	62.67
2028	602,327	303,390	17,319,578	57.09	17,946,092	59.15
2029	269,898	240,270	13,332,774	55.49	13,773,191	57.32
2030	35,431	34,998	2,033,399	58.10	2,199,685	62.85
2031	36,032	22,892	1,299,445	56.76	1,441,715	62.98
2032	81,126	67,777	4,856,451	71.65	5,491,196	81.02
2033	—	—	—	—	—	—
2034	3,718	3,718	123,288	33.16	145,154	39.04
2035	60,774	20,463	1,471,890	71.93	1,809,319	88.42
Thereafter	3,151	3,151	165,413	52.50	196,302	62.30

Washington, DC

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	70,232	70,232	4,468,750	63.63	4,479,744	63.78
2027	310,199	310,199	18,104,027	58.36	18,593,341	59.94
2028	371,564	239,528	17,030,691	71.10	18,719,666	78.15
2029	211,142	211,142	13,897,209	65.82	14,762,849	69.92
2030	212,441	203,208	13,440,548	66.14	14,538,733	71.55
2031	306,862	300,116	17,502,341	58.32	19,611,236	65.35
2032	643,897	643,897	45,149,777	70.12	50,213,031	77.98
2033	987,325	984,753	57,946,542	58.84	68,683,550	69.75
2034	333,733	333,733	19,803,120	59.34	23,425,442	70.19
2035	661,466	658,345	31,994,903	48.60	38,055,787	57.81
Thereafter	2,563,440	2,563,440	173,442,344	67.66	217,090,161	84.69

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q1 2026
Lease expirations - Suburban properties [1,2,3]
as of March 31, 2026

Boston

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	134,193	134,193	11,015,359	82.09	11,015,359	82.09
2027	243,969	243,969	17,530,846	71.86	17,634,412	72.28
2028	277,398	277,398	16,169,907	58.29	16,745,769	60.37
2029	493,523	493,523	24,897,574	50.45	27,075,903	54.86
2030	116,076	116,076	7,075,389	60.95	7,600,485	65.48
2031	634,106	573,766	39,426,795	68.72	42,044,004	73.28
2032	227,097	227,097	11,807,382	51.99	12,971,779	57.12
2033	113,487	113,487	12,189,345	107.41	13,801,666	121.61
2034	326,384	326,384	24,476,370	74.99	28,297,821	86.70
2035	63,116	63,116	4,811,059	76.23	5,584,439	88.48
Thereafter	470,167	470,167	17,444,116	37.10	23,468,525	49.92

New York

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	42,174	42,174	2,325,871	55.15	2,881,709	68.33
2027	254,880	254,880	9,602,787	37.68	9,662,008	37.91
2028	110,841	110,841	4,478,412	40.40	4,384,103	39.55
2029	186,805	186,805	6,858,671	36.72	7,082,857	37.92
2030	125,143	125,143	5,158,122	41.22	5,361,857	42.85
2031	187,621	187,621	7,688,945	40.98	8,038,509	42.84
2032	113,126	113,126	4,773,223	42.19	4,535,652	40.09
2033	49,947	49,947	1,888,132	37.80	2,047,688	41.00
2034	—	—	—	—	—	—
2035	158,985	158,985	6,413,992	40.34	7,165,689	45.07
Thereafter	347,126	347,126	13,744,505	39.60	15,149,862	43.64

San Francisco

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	48,031	48,031	1,187,587	24.73	1,205,744	25.10
2027	139,922	139,922	9,797,268	70.02	9,974,304	71.28
2028	50,089	50,089	3,057,341	61.04	3,233,723	64.56
2029	16,095	16,095	930,600	57.82	995,073	61.83
2030	91,818	91,818	6,131,234	66.78	6,765,444	73.68
2031	53,421	53,421	2,953,924	55.30	3,562,209	66.68
2032	—	—	—	—	—	—
2033	—	—	—	—	—	—
2034	—	—	—	—	—	—
2035	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

Q1 2026
Lease expirations - Suburban properties (continued) [1,2,3]
as of March 31, 2026

Washington, DC

		BXP’s Share
Year	Rentable Square Footage[4]	Rentable Square Footage[4]	Current Annualized Rental Obligations Under Expiring Leases		Annualized Rental Obligations Under Expiring Leases with future step-ups

			$	$/PSF	$	$/PSF
2026	17,965	17,965	749,423	41.72	753,459	41.94
2027	3,877	3,877	161,599	41.68	166,429	42.93
2028	—	—	—	—	—	—
2029	11,010	11,010	389,692	35.39	422,454	38.37
2030	24,052	24,052	928,328	38.60	1,010,092	42.00
2031	16,800	16,800	600,093	35.72	681,213	40.55
2032	—	—	—	—	—	—
2033	—	—	—	—	—	—
2034	8,462	8,462	331,380	39.16	403,223	47.65
2035	—	—	—	—	—	—
Thereafter	—	—	—	—	—	—

_____________
1For the Company’s definitions and related disclosures, see the Definitions section of this Supplemental package starting on page 56.
2Includes partially placed in-service leased space. Does not include residential units and hotel. Excludes Kingstowne Retail which was sold on April 17, 2026.
3Does not include data for leases expiring in a particular year when leases for the same space have already been signed with replacement clients with future commencement dates. In those cases, the data is included in the year in which the replacement lease expires.
4Represents rentable square footage that is anticipated to become vacant in the noted period.

Q1 2026
Research coverage
With the exception of Green Street Advisors, an independent research firm, the equity analysts listed below are those analysts that, according to Thomson Reuters Corporation, have published research material on the Company and are listed as covering the Company. Please note that any opinions, estimates or forecasts regarding the Company’s performance made by the analysts listed below do not represent the opinions, estimates or forecasts of the Company or its management. The Company does not by its reference below imply its endorsement of or concurrence with any information, conclusions or recommendations made by any of such analysts.

Equity Research Coverage
Bank of America Merrill Lynch	Jeffrey Spector / Jana Galan	646.855.1363 / 646.855.5042
Barclays	Brendan Lynch	212.526.9428
BMO Capital	John Kim	212.885.4115
BTIG	Tom Catherwood	212.738.6140
Cantor	Richard Anderson	929.441.6927
Citi	Nicholas Joseph / Seth Bergey	212.816.1909 / 212.816.2066
Deutsche Bank	Omotayo Okusanya	212.250.9284
Evercore ISI	Steve Sakwa	212.446.9462
Goldman Sachs	Caitlin Burrows	212.902.4736
Green Street Advisors	Dylan Burzinski	949.640.8780
Jefferies	Joe Dickstein	212.778.8771
J.P. Morgan Securities	Anthony Paolone	212.622.6682
Keybanc Capital Market	Todd Thomas / Upal Rana	917.368.2286 / 917.368.2316
Ladenburg Thalmann	Floris van Dijkum	212.409.2075
Mizuho Securities	Vikram Malhotra	212.209.9300
Morgan Stanley	Ronald Kamdem	212.296.8319
Piper Sandler Companies	Alexander Goldfarb	212.466.7937
Scotiabank GBM	Nicholas Yulico	212.225.6904
Truist Securities	Michael Lewis	212.319.5659
UBS US Equity Research	Michael Goldsmith	212.713.2951
Wells Fargo Securities	Blaine Heck	410.662.2556
Wolfe Research	Ally Yaseen	646.582.9253

Debt Research Coverage
Barclays	Srinjoy Banerjee	212.526.3521
J.P. Morgan Securities	Mark Streeter	212.834.5086
US Bank	Bill Stafford	877.558.2605
Wells Fargo	Kevin McClure	704.410.1100

Rating Agencies
Moody’s Investors Service	Christian Azzi	212.553.7718
Standard & Poor’s	Michael Souers	212.438.2508

Q1 2026
Definitions
This section contains definitions of certain non-GAAP financial measures and other terms that the Company uses in this Supplemental report and, if applicable, the reasons why management believes these non-GAAP financial measures provide useful information to investors about the Company’s financial condition and results of operations and the other purposes for which management uses the measures. Additional detail can be found in the Company’s most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as other documents the Company files or furnishes to the SEC from time to time.
The Company also presents “BXP’s Share” of certain of these measures, which are non-GAAP financial measures that are calculated as the consolidated amount calculated in accordance with GAAP, plus the Company’s share of the amount from the Company’s unconsolidated joint ventures (calculated based upon the Company’s percentage ownership interest and, in some cases, after priority allocations), minus the Company’s partners’ share of the amount from the Company’s consolidated joint ventures (calculated based upon the partners’ percentage ownership interests and, in some cases, after income allocation to private REIT shareholders and their share of fees due to the Company).  Management believes that presenting “BXP’s Share” of these measures provides useful information to investors regarding the Company’s financial condition and/or results of operations because the Company has several significant joint ventures and, in some cases, the Company exercises significant influence over, but does not control, the joint venture, in which case GAAP requires that the Company account for the joint venture entity using the equity method of accounting and the Company does not consolidate it for financial reporting purposes. In other cases, GAAP requires that the Company consolidate the venture even though the Company’s partner(s) owns a significant percentage interest. As a result, management believes that presenting BXP’s Share of various financial measures in this manner can help investors better understand the Company’s financial condition and/or results of operations after taking into account its true economic interest in these joint ventures.  The Company cautions investors that the ownership percentages used in calculating “BXP’s Share” of these measures may not completely and accurately depict all of the legal and economic implications of holding an interest in a consolidated or unconsolidated joint venture. For example, in addition to partners’ interests in profits and capital, venture agreements vary in the allocation of rights regarding decision making (both routine and major decisions), distributions, transferability of interests, financings and guarantees, liquidations and other matters. As a result, presentations of “BXP’s Share” of a financial measure should not be considered a substitute for, and should only be considered together with and as a supplement to, the Company’s financial information presented in accordance with GAAP. Unless noted otherwise, reconciliations of “BXP’s Share” of these financial measures can be found in the Reconciliations section of this Supplemental package starting on page 60.
The Company may also present "BXP's Share" of certain operating metrics, such as occupancy and leased percentages based upon square footage. Amounts are calculated based on our consolidated portfolio square feet, plus our share of the square feet from the unconsolidated joint venture properties (calculated based on our ownership percentage), minus our partners’ share of square feet from our consolidated joint venture properties (calculated based upon the partners’ percentage ownership interests).
Annualized Rental Obligations
Annualized Rental Obligations is defined as monthly Rental Obligations, as of the last day of the reporting period, multiplied by twelve (12).
Average Economic Occupancy
Average Economic Occupancy is defined as (1) total possible revenue less vacancy loss divided by (2) total possible revenue, expressed as a percentage. Total possible revenue is determined by valuing average occupied units at contract rates and average vacant units at Market Rents. Vacancy loss is determined by valuing vacant units at current Market Rents. By measuring vacant units at their Market Rents, Average Economic Occupancy takes into account the fact that units of different sizes and locations within a residential property have different economic impacts on a residential property’s total possible gross revenue.
Average Monthly Rental Rates
Average Monthly Rental Rates are calculated by the Company as the average of the quotients obtained by dividing (A) rental revenue as determined in accordance with GAAP by (B) the number of occupied units for each month within the applicable fiscal period.
Average Physical Occupancy
Average Physical Occupancy is defined as (1) the average number of occupied units divided by (2) the total number of units, expressed as a percentage.
Debt to Market Capitalization Ratio
Consolidated Debt to Consolidated Market Capitalization Ratio is a measure of leverage commonly used by analysts in the REIT sector that equals the quotient of (A) the Company’s Consolidated Debt divided by (B) the Company’s Consolidated Market Capitalization, presented as a percentage. Consolidated Market Capitalization is the sum of (x) the Company’s Consolidated Debt plus (y) the market value of the Company’s outstanding equity securities calculated using the closing price per share of common stock of the Company, as reported by the New York Stock Exchange, multiplied by the sum of (1) outstanding shares of common stock of the Company, (2) outstanding common units of limited partnership interest in Boston Properties Limited Partnership (excluding common units held by the Company), (3) common units issuable upon conversion of all outstanding LTIP Units, assuming all conditions have been met for the conversion of the LTIP Units, (4) common units issuable upon conversion of 2012 OPP Units that were issued in the form of LTIP Units, and (5) common units issuable upon conversion of 2013-2023 MYLTIP Units that were issued in the form of LTIP Units. The calculation of Consolidated Market Capitalization does not include LTIP Units issued in the form of MYLTIP Awards or Outperformance Awards unless and until certain performance thresholds are achieved and they are earned. Because their three-year performance periods have not yet ended, 2024, 2025 and 2026 MYLTIP Units and 2025 Outperformance Units are not included.
The Company also presents BXP’s Share of Market Capitalization, which is calculated in a similar manner, except that BXP’s Share of Debt is utilized instead of the Company’s Consolidated Debt in both the numerator and the denominator. The Company presents these ratios because its degree of leverage could affect its ability to obtain additional financing for working capital, capital expenditures, acquisitions, development or other general corporate purposes and because different investors and lenders consider one or both of these ratios. Investors should understand that these ratios are, in part, a function of the market price of the common stock of the Company, and as such will fluctuate with changes in such price and do not necessarily reflect the Company’s capacity to incur additional debt to finance its activities or its ability to manage its existing debt obligations. However, for a company like BXP, Inc., whose assets are primarily income-producing real estate, these ratios may provide investors with an alternate indication of leverage, so long as they are evaluated along with the ratio of indebtedness to other measures of asset value used by financial analysts and other financial ratios, as well as the various components of the Company’s outstanding indebtedness.

Q1 2026
Definitions (continued)

Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)
Pursuant to the definition of Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate adopted by the Board of Governors of the National Association of Real Estate Investment Trusts (“Nareit”), the Company calculates EBITDAre as net income (loss) attributable to BXP, Inc, the most directly comparable GAAP financial measure, plus net income (loss) attributable to noncontrolling interests, interest expense, losses (gains) from early extinguishments of debt, depreciation and amortization expense, impairment losses and adjustments to reflect the Company’s share of EBITDAre from unconsolidated joint ventures less gains (losses) on sales of real estate and sales-type leases. EBITDAre is a non-GAAP financial measure. The Company uses EBITDAre internally as a performance measure and believes EBITDAre provides useful information to investors regarding its financial condition and results of operations at the corporate level because, when compared across periods, EBITDAre reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, general and administrative expenses and acquisition and development activities on an unleveraged basis, providing perspective not immediately apparent from net income (loss) attributable to BXP, Inc.
In some cases the Company also presents (A) BXP’s Share of EBITDAre – cash, which is BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion of sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements, and (B) Annualized EBITDAre, which is EBITDAre for the applicable fiscal quarter ended multiplied by four (4). Presenting BXP’s Share of EBITDAre – cash allows investors to compare EBITDAre across periods without taking into account the effect of certain non-cash rental revenues, ground rent expense and stock based compensation expense. Similar to depreciation and amortization, because of historical cost accounting, fair value lease revenue may distort operating performance measures at the property level. Additionally, presenting EBITDAre excluding the impact of straight-line rent provides investors with an alternative view of operating performance at the property level that more closely reflects rental revenue generated at the property level without regard to future contractual increases in rental rates. In addition, the Company’s management believes that the presentation of Annualized EBITDAre provides useful information to investors regarding the Company’s results of operations because it enables investors to more easily compare quarterly EBITDAre to EBITDAre from full fiscal years.
The Company’s computation of EBITDAre may not be comparable to EBITDAre reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  The Company believes that in order to facilitate a clear understanding of its operating results, EBITDAre should be examined in conjunction with net income (loss) attributable to BXP, Inc. as presented in the Company’s consolidated financial statements. EBITDAre should not be considered a substitute to net income (loss) attributable to BXP, Inc. in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
Fixed Charge Coverage Ratio
Fixed Charge Coverage Ratio equals BXP’s Share of EBITDAre – cash divided by Total Fixed Charges. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense, stock-based compensation expense and lease transaction costs that qualify as rent inducements. Total Fixed Charges is also a non-GAAP financial measure equal to the sum of BXP’s Share of interest expense, capitalized interest, maintenance capital expenditures, hotel improvements, equipment upgrades and replacements and preferred dividends/distributions less hedge amortization and amortization of financing costs. The Company believes that the presentation of its Fixed Charge Coverage Ratio provides investors with useful information about the Company’s financial performance as it relates to overall financial flexibility and balance sheet management. Furthermore, the Company believes that the Fixed Charge Coverage Ratio is frequently used by analysts, rating agencies and other interested parties in the evaluation of the Company’s performance as a REIT and, as a result, by presenting the Fixed Charge Coverage Ratio the Company assists these parties in their evaluations.  The Company’s calculation of its Fixed Charge Coverage Ratio may not be comparable to the ratios reported by other REITs or real estate companies that define the term differently and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Funds Available for Distribution (FAD) and FAD Payout Ratio
In addition to FFO, which is defined on the following page, the Company presents Funds Available for Distribution to common shareholders and common unitholders (FAD), which is a non-GAAP financial measure that is calculated by (1) adding to FFO lease transaction costs that qualify as rent inducements, non-real estate depreciation and amortization, non-cash losses (gains) from early extinguishments of debt, stock-based compensation expense, partners’ share of consolidated and unconsolidated joint venture 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences) and unearned portion of capitalized fees, (2) eliminating the effects of straight-line rent, straight-line ground rent expense adjustment (excluding prepaid ground rent expense), hedge amortization, fair value interest adjustment, fair value lease revenue and amortization and accretion related to sales type lease receivable, and (3) subtracting maintenance capital expenditures, hotel improvements, equipment upgrades and replacements, 2nd generation tenant improvement and leasing commissions (included in the period in which the lease commences), non-cash termination income adjustment (fair value lease amounts) and impairments of non-depreciable real estate. The Company believes that the presentation of FAD provides useful information to investors regarding the Company’s results of operations because FAD provides supplemental information regarding the Company’s operating performance that would not otherwise be available and may be useful to investors in assessing the Company’s operating performance. Additionally, although the Company does not consider FAD to be a liquidity measure, as it does not make adjustments to reflect changes in working capital or the actual timing of the payment of income or expense items that are accrued in the period, the Company believes that FAD may provide investors with useful supplemental information regarding the Company’s ability to generate cash from its operating performance and the impact of the Company’s operating performance on its ability to make distributions to its shareholders. Furthermore, the Company believes that FAD is frequently used by analysts, investors and other interested parties in the evaluation of its performance as a REIT and, as a result, by presenting FAD the Company is assisting these parties in their evaluation. FAD should not be considered as a substitute for net income (loss) attributable to BXP, Inc.’s co determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
FAD Payout Ratio is defined as distributions to common shareholders and unitholders (excluding any special distributions) divided by FAD.

Q1 2026
Definitions (continued)

Funds from Operations (FFO)
Pursuant to the revised definition of Funds from Operations adopted by the Board of Governors of Nareit, the Company calculates Funds from Operations, or “FFO,” by adjusting net income attributable to BXP, Inc. (computed in accordance with GAAP) for gains (or losses) from sales of properties or a change in control, impairment losses on depreciable real estate consolidated on the Company’s balance sheet, impairment losses on its investments in unconsolidated joint ventures driven by a measurable decrease in the fair value of depreciable real estate held by the unconsolidated joint ventures and real estate-related depreciation and amortization. FFO is a non-GAAP financial measure, but the Company believes the presentation of FFO, combined with the presentation of required GAAP financial measures, has improved the understanding of operating results of REITs among the investing public and has helped make comparisons of REIT operating results more meaningful. Management generally considers FFO and FFO per share to be useful measures for understanding and comparing the Company’s operating results because, by excluding gains and losses related to sales or a change in control of previously depreciated operating real estate assets, impairment losses and real estate asset depreciation and amortization (which can differ across owners of similar assets in similar condition based on historical cost accounting and useful life estimates), FFO and FFO per share can help investors compare the operating performance of a company’s real estate across reporting periods and to the operating performance of other companies.
The Company’s computation of FFO may not be comparable to FFO reported by other REITs or real estate companies that do not define the term in accordance with the current Nareit definition or that interpret the current Nareit definition differently.  In order to facilitate a clear understanding of the Company’s operating results, FFO should be examined in conjunction with net income attributable to BXP, Inc. as presented in the Company’s consolidated financial statements. FFO should not be considered as a substitute for net income attributable to BXP, Inc. (determined in accordance with GAAP) or any other GAAP financial measures and should only be considered together with and as a supplement to the Company’s financial information prepared in accordance with GAAP.
In-Service Properties
The Company treats a property as being “in-service” upon the earlier of (1) lease-up and completion of tenant improvements or (2) one year after cessation of major construction activity as determined under GAAP. The determination as to when an entire property should be treated as “in-service” involves a degree of judgment and is made by management based on the relevant facts and circumstances of the particular property. For portfolio operating and occupancy statistics, the Company specifies a single date for treating a property as “in-service,” which is generally later than the date the property is partially placed in-service under GAAP. Under GAAP, a property may be placed in-service in stages as construction is completed and the property is held available for occupancy. In addition, under GAAP, when a portion of a property has been substantially completed and either occupied or held available for occupancy, the Company ceases capitalizing costs on that portion, even though it may not treat the property as being “in-service,” and continues to capitalize only those costs associated with the portion still under construction. In-service properties include properties held by the Company’s unconsolidated joint ventures. A property will no longer be considered “in-service” when the occupied percentage is below 50% and the Company anticipates a future development/redevelopment of the property.
Interest Coverage Ratio
Interest Coverage Ratio, calculated including and excluding capitalized interest, is a non-GAAP financial measure equal to BXP’s Share of EBITDAre – cash divided by Adjusted interest expense. BXP’s Share of EBITDAre – cash is a non-GAAP financial measure equal to BXP’s Share of EBITDAre after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease receivable, non-cash termination income adjustment (fair value lease amounts) and non-cash gains (losses) from early extinguishment of debt and adding straight-line ground rent expense (excluding prepaid ground rent expense), stock-based compensation expense and lease transaction costs that qualify as rent inducements. Adjusted interest expense excluding capitalized interest is equal to BXP’s Share of interest expense less (1) BXP’s Share of hedge amortization, (2) BXP’s Share of fair value interest adjustment and (3) BXP’s Share of amortization of financing costs. Adjusted interest expense including capitalized interest is calculated in the same manner but adds back BXP’s Share of capitalized interest. The Company believes that the presentation of its Interest Coverage Ratio provides useful information about the Company’s financial condition because it provides investors additional information on the Company’s ability to meet its debt obligations and incur additional indebtedness. In addition, by analyzing interest coverage ratios over a period of time, trends may emerge that provide investors a better sense of whether a company’s financial condition is improving or declining. The ratios may also be used to compare the financial condition of different companies, which can help when making an investment decision. The Company presents its Interest Coverage Ratio in two ways - including capitalized interest and excluding capitalized interest. GAAP requires the capitalization of interest expense during development. Therefore, for a company like BXP, Inc. that is an active developer of real estate, presenting the Interest Coverage Ratio (excluding capitalized interest) provides an alternative measure of financial condition that may be more indicative of the Company’s ability to meet its interest expense obligations and therefore its overall financial condition. For clarification purposes, this ratio does not include gains (losses) from early extinguishments of debt.
Market Rents
Market Rents used by the Company in calculating Average Economic Occupancy are based on the current market rates set by the managers of the Company’s residential properties based on their experience in renting their residential property’s units and publicly available market data. Trends in market rents for a region as reported by others could therefore vary materially. Market Rents for a period are based on the average Market Rents during that period and do not reflect any impact for cash concessions.
Net Debt
Net Debt is equal to (A) the Company’s consolidated debt plus special dividends payable (if any) less (B) cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) (if any). The Company believes that the presentation of Net Debt provides useful information to investors because the Company reviews Net Debt as part of the management of its overall financial flexibility, capital structure and leverage. In particular, Net Debt is an important component of the Company’s ratio of BXP’s Share of Net Debt to BXP’s Share of EBITDAre.  BXP’s Share of Net Debt is calculated in a similar manner to Net Debt, except that (1) BXP’s Share of Debt is utilized instead of the Company’s consolidated debt after eliminating BXP’s Share of the related party note receivable and (2) BXP’s Share of cash is utilized instead of consolidated cash. The Company believes BXP’s Share of Net Debt to BXP’s Share of EBITDAre is useful to investors because it provides an alternative measure of the Company’s financial flexibility, capital structure and leverage based on its percentage ownership interest in all of its assets. Furthermore, certain debt rating agencies, creditors and credit analysts monitor the Company’s Net Debt as part of their assessments of its business. The Company may utilize a considerable portion of its cash and cash equivalents at any given time for purposes other than debt reduction. In addition, cash and cash equivalents and cash held in escrow for potential Section 1031 like kind exchange(s) may not be solely controlled by the Company. The deduction of these items from consolidated debt in the calculation of Net Debt therefore should not be understood to mean that these items are available exclusively for debt reduction at any given time.

Q1 2026
Definitions (continued)

Net Operating Income (NOI)
Net operating income (NOI) is a non-GAAP financial measure equal to net income (loss) attributable to BXP, Inc., the most directly comparable GAAP financial measure, plus (1) net income (loss) attributable to noncontrolling interests, corporate general and administrative expense, payroll and related costs from management services contracts, transaction costs, depreciation and amortization expense, impairment losses, loss from early extinguishment of debt, and interest expense, less (2) development and management services revenue, direct reimbursements of payroll and related costs from management services contracts, income (loss) from unconsolidated joint ventures, gains (losses) on sales of real estate or sales type leases, gains (losses) from investments in securities, unrealized gain (loss) on non-real estate investments, and interest and other income (loss). In some cases, the Company also presents (1) NOI – cash, which is NOI after eliminating the effects of straight-line rent (excluding the impact related to deferred revenue related to improvements to long-lived assets paid for by a client), fair value lease revenue, amortization and accretion related to sales type lease, straight-line ground rent expense adjustment (excluding prepaid ground rent), prepaid ground rent expense and lease transaction costs that qualify as rent inducements in accordance with GAAP, and (2) NOI and NOI – cash, in each case excluding termination income.
The Company uses these measures internally as performance measures and believes they provide useful information to investors regarding the Company’s results of operations and financial condition because, when compared across periods, they reflect the impact on operations from trends in occupancy rates, rental rates, operating costs and acquisition and development activity on an unleveraged basis, providing perspective not immediately apparent from net income (loss). For example, interest expense is not necessarily linked to the operating performance of a real estate asset and is often incurred at the corporate level as opposed to the property level. Similarly, interest expense may be incurred at the property level even though the financing proceeds may be used at the corporate level (e.g., used for other investment activity). In addition, depreciation and amortization expense because of historical cost accounting and useful life estimates, may distort operating performance measures at the property level. Presenting NOI – cash allows investors to compare NOI performance across periods without taking into account the effect of certain non-cash rental revenues, amortization and accretion related to sales type lease receivable and ground rent expenses. Similar to depreciation and amortization expense, fair value lease revenues, because of historical cost accounting, may distort operating performance measures at the property level. Additionally, presenting NOI excluding the impact of the straight-lining of rent and amortization and accretion related to sale type lease receivable provides investors with an alternative view of operating performance at the property level that more closely reflects net cash generated at the property level on an unleveraged basis. Presenting NOI measures that exclude termination income provides investors with additional information regarding operating performance at a property level that allows them to compare operating performance between periods without taking into account termination income, which can distort the results for any given period because they generally represent multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and are not reflective of the core ongoing operating performance of the Company’s properties.
Rental Obligations
Rental Obligations is defined as the contractual base rents (but excluding percentage rent) and budgeted reimbursements from clients under existing leases. These amounts exclude rent abatements.
Rental Revenue
Rental Revenue is equal to Total revenue, the most directly comparable GAAP financial measure, less development and management services revenue and direct reimbursements of payroll and related costs from management services contracts. The Company uses Rental Revenue internally as a performance measure and in calculating other non-GAAP financial measures (e.g., NOI), which provides investors with information regarding our performance that is not immediately apparent from the comparable non-GAAP measures and allows investors to compare operating performance between periods. The Company also presents Rental Revenue (excluding termination income) because termination income can distort the results for any given period because it generally represents multiple months or years of a client’s rental obligations that are paid in a lump sum in connection with a negotiated early termination of the client’s lease and does not reflect the core ongoing operating performance of the Company’s properties.
Same Properties
In the Company’s analysis of NOI, particularly to make comparisons of NOI between periods meaningful, it is important to provide information for properties that were in-service and owned by the Company throughout each period presented. The Company refers to properties acquired or placed in-service prior to the beginning of the earliest period presented and owned by the Company through the end of the latest period presented as “Same Properties.” “Same Properties” therefore exclude properties placed in-service, acquired, repositioned or in or held for development or redevelopment after the beginning of the earliest period presented or disposed of prior to the end of the latest period presented. Accordingly, it takes at least one year and one quarter after a property is acquired or treated as “in-service” for that property to be included in “Same Properties.” Pages 21 - 24 indicate by footnote the “In-Service Properties” that are not included in “Same Properties.”

Q1 2026
Reconciliations
(unaudited and in thousands)

BXP’s Share of select items
	Three Months Ended
	31-Mar-26	31-Dec-25
Revenue	$872,148	$877,097
Partners’ share of revenue from consolidated joint ventures (JVs)	(90,250)	(87,619)
BXP’s share of revenue from unconsolidated JVs	43,572	54,258
BXP’s Share of revenue	$825,470	$843,736

Straight-line rent	$23,588	$25,710
Partners’ share of straight-line rent from consolidated JVs	(3,594)	(4,401)
BXP’s share of straight-line rent from unconsolidated JVs	450	277
BXP’s Share of straight-line rent	$20,444	$21,586

Fair value lease revenue [1]	$1,961	$1,983
Partners’ share of fair value lease revenue from consolidated JVs [1]	11	11
BXP’s share of fair value lease revenue from unconsolidated JVs [1]	743	1,036
BXP’s Share of fair value lease revenue [1]	$2,715	$3,030

Lease termination income	$12,828	$8,947
Partners’ share of termination income from consolidated JVs	—	(287)
BXP’s share of termination income from unconsolidated JVs	—	72
BXP’s Share of termination income	$12,828	$8,732

Non-cash termination income adjustment	$(1,744)	$(4,121)
Partners’ share of non-cash termination income adjustment from consolidated JVs	—	—
BXP’s share of non-cash termination income adjustment from unconsolidated JVs	—	—
BXP’s Share of non-cash termination income adjustment	$(1,744)	$(4,121)

Hedge amortization, net of costs	$1,590	$1,590
Partners’ share of hedge amortization, net of costs from consolidated JVs	(144)	(144)
BXP’s share of hedge amortization, net of costs from unconsolidated JVs	260	266
BXP’s Share of hedge amortization, net of costs	$1,706	$1,712

Straight-line ground rent expense adjustment	$(4,970)	$(3,239)
Partners’ share of straight-line ground rent expense adjustment from consolidated JVs	—	—
BXP’s share of straight-line ground rent expense adjustment from unconsolidated JVs	121	121
BXP’s Share of straight-line ground rent expense adjustment	$(4,849)	$(3,118)

Depreciation and amortization	$227,967	$232,015
Noncontrolling interests in property partnerships’ share of depreciation and amortization	(20,871)	(22,085)
BXP’s share of depreciation and amortization from unconsolidated JVs	13,506	14,173
BXP’s Share of depreciation and amortization	$220,602	$224,103

Lease transaction costs that qualify as rent inducements [2]	$3,746	$4,615
Partners’ share of lease transaction costs that qualify as rent inducements from consolidated JVs [2]	(32)	(127)
BXP’s share of lease transaction costs that qualify as rent inducements from unconsolidated JVs [2]	25	—
BXP’s Share of lease transaction costs that qualify as rent inducements [2]	$3,739	$4,488

2nd generation tenant improvements and leasing commissions	$191,046	$156,837
Partners’ share of 2nd generation tenant improvements and leasing commissions from consolidated JVs	(22,735)	(11,526)
BXP’s share of 2nd generation tenant improvements and leasing commissions from unconsolidated JVs	10,060	78
BXP’s Share of 2nd generation tenant improvements and leasing commissions	$178,371	$145,389

Q1 2026
Reconciliations (continued)

Maintenance capital expenditures [3]	$18,984	$18,157
Partners’ share of maintenance capital expenditures from consolidated JVs [3]	(2,792)	(1,615)
BXP’s share of maintenance capital expenditures from unconsolidated JVs [3]	455	629
BXP’s Share of maintenance capital expenditures [3]	$16,647	$17,171

Interest expense	$152,093	$162,612
Partners’ share of interest expense from consolidated JVs	(11,779)	(12,024)
BXP’s share of interest expense from unconsolidated JVs	16,532	16,486
BXP’s Share of interest expense	$156,846	$167,074

Capitalized interest	$16,490	$14,670
Partners’ share of capitalized interest from consolidated JVs	(13)	(13)
BXP’s share of capitalized interest from unconsolidated JVs	—	—
BXP’s Share of capitalized interest	$16,477	$14,657

Amortization of financing costs	$5,848	$5,972
Partners’ share of amortization of financing costs from consolidated JVs	(498)	(498)
BXP’s share of amortization of financing costs from unconsolidated JVs	496	521
BXP’s Share of amortization of financing costs	$5,846	$5,995

Fair value interest adjustment	$—	$—
Partners’ share of fair value of interest adjustment from consolidated JVs	—	—
BXP’s share of fair value interest adjustment from unconsolidated JVs	216	509
BXP’s Share of fair value interest adjustment	$216	$509

Amortization and accretion related to sales type lease	$245	$240
Partners’ share of amortization and accretion related to sales type lease from consolidated JVs	—	—
BXP’s share of amortization and accretion related to sales type lease from unconsolidated JVs	29	28
BXP’s Share of amortization and accretion related to sales type lease	$274	$268

Non-cash loss from early extinguishment of debt	$—	$—
Partners’ share of non-cash loss from early extinguishment of debt from consolidated JVs	—	—
BXP’s share of non-cash loss from early extinguishment of debt from unconsolidated JVs	—	54
BXP’s Share of non-cash loss from early extinguishment of debt	$—	$54

_____________
1Represents the net adjustment for above- and below-market leases that are being amortized over the terms of the respective leases in place at the property acquisition dates.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP. Lease transaction costs are generally included in 2nd generation tenant improvements and leasing commissions in the period the lease commences.
3Maintenance capital expenditures do not include planned capital expenditures related to acquisitions and repositioning capital expenditures.

Q1 2026
Reconciliations (continued)
for the three months ended March 31, 2026
(unaudited and in thousands)

CONSOLIDATED JOINT VENTURES

	767 Fifth Avenue		Total Consolidated
	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Revenue
Lease [2]	$81,832	$118,236	$200,068
Straight-line rent	3,531	4,849	8,380
Fair value lease revenue	(27)	—	(27)
Termination income	—	—	—
Total lease revenue	85,336	123,085	208,421
Parking and other	—	1,617	1,617
Total rental revenue [3]	85,336	124,702	210,038
Expenses
Operating	35,672	49,928	85,600
Net Operating Income (NOI)	49,664	74,774	124,438

Other income (expense)
Development and management services revenue	—	—	—
Losses from investments in securities	—	(4)	(4)
Interest and other income	496	1,605	2,101
Interest expense	(20,956)	(7,556)	(28,512)
Depreciation and amortization expense	(18,653)	(28,077)	(46,730)
General and administrative expense	(16)	(152)	(168)
Total other income (expense)	(39,129)	(34,184)	(73,313)
Net income	$10,535	$40,590	$51,125

BXP’s nominal ownership percentage	60%	55%

Partners’ share of NOI (after income allocation to private REIT shareholders) [4]	$19,146	$32,564	$51,710
BXP’s share of NOI (after income allocation to private REIT shareholders)	$30,518	$42,210	$72,728
Unearned portion of capitalized fees [5]	$138	$531	$669

Partners’ share of select items [4]
Partners’ share of hedge amortization	$144	$—	$144
Partners’ share of amortization of financing costs	$346	$152	$498
Partners’ share of depreciation and amortization related to capitalized fees	$415	$569	$984
Partners’ share of capitalized interest	$—	$13	$13
Partners’ share of lease transactions costs which will qualify as rent inducements	$—	$(32)	$(32)
Partners’ share of management and other fees	$719	$1,084	$1,803
Partners’ share of basis differential depreciation and amortization expense	$(24)	$(185)	$(209)
Partners’ share of basis differential interest and other adjustments	$(4)	$37	$33

Reconciliation of Partners’ share of EBITDAre [6]
Partners’ NCI	$3,108	$16,761	$19,869
Add:
Partners’ share of interest expense after BXP’s basis differential	8,379	3,400	11,779
Partners’ share of depreciation and amortization expense after BXP’s basis differential	7,852	13,019	20,871
Partners’ share of EBITDAre	$19,339	$33,180	$52,519

Q1 2026
Reconciliations (continued)
for the three months ended March 31, 2026
(unaudited and in thousands)

CONSOLIDATED JOINT VENTURES

	767 Fifth Avenue		Total Consolidated
Reconciliation of Partners’ share of Net Operating Income (Loss) (NOI) [6]	(The GM Building)	Norges Joint Ventures [1]	Joint Ventures
Rental revenue [3]	$34,134	$56,116	$90,250
Less: Termination income	—	—	—
Rental revenue (excluding termination income) [3]	34,134	56,116	90,250
Less: Operating expenses (including partners’ share of management and other fees)	14,988	23,552	38,540
Income allocation to private REIT shareholders	—	—	—
NOI (excluding termination income and after income allocation to private REIT shareholders)	$19,146	$32,564	$51,710

Rental revenue (excluding termination income) [3]	$34,134	$56,116	$90,250
Less: Straight-line rent	1,412	2,182	3,594
Fair value lease revenue	(11)	—	(11)
Add: Lease transaction costs that qualify as rent inducements	—	32	32
Subtotal	32,733	53,966	86,699
Less: Operating expenses (including partners’ share of management and other fees)	14,988	23,552	38,540
Income allocation to private REIT shareholders	—	—	—
NOI - cash (excluding termination income and after income allocation to private REIT shareholders)	$17,745	$30,414	$48,159

Reconciliation of Partners’ share of Revenue [4]
Rental revenue [3]	$34,134	$56,116	$90,250
Add: Development and management services revenue	—	—	—
Revenue	$34,134	$56,116	$90,250
_________
1Norges Joint Ventures include 7 Times Square, 601 Lexington Avenue/One Five Nine East 53rd Street, 100 Federal Street, Atlantic Wharf Office, 300 Binney Street, and 290 Binney Street.
2Lease revenue includes recoveries and service income from clients.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4Amounts represent the partners’ share based on their respective ownership percentage.
5Capitalized fees are eliminated in consolidation and recognized over the life of the asset as depreciation and amortization are added back to the Company’s net income.
6Amounts represent the partners’ share based on their respective ownership percentages and are adjusted for basis differentials and the allocations of management and other fees and depreciation and amortization related to capitalized fees.

Q1 2026
Reconciliations (continued)
for the three months ended March 31, 2026
(unaudited and in thousands)

UNCONSOLIDATED JOINT VENTURES 1

	Boston	Los Angeles		New York		San Francisco		Seattle	Washington, DC	Total Unconsolidated Joint Ventures
Revenue
Lease [2]	$28,307	$20,627		$19,201		$141		$7,331	$17,294	$92,901
Straight-line rent	275	(1,710)		1,598		13		(5)	295	466
Fair value lease revenue	—	—		1,221		—		998	—	2,219
Termination income	—	—		—		—		—	—	—
Amortization and accretion related to sales-type lease	57	—		—		—		—	—	57
Total lease revenue	28,639	18,917		22,020		154		8,324	17,589	95,643
Parking and other	1	2,116		123		—		583	909	3,732
Total rental revenue [3]	28,640	21,033		22,143		154		8,907	18,498	99,375
Expenses
Operating	11,118	7,702		17,940	[4]	1,116		3,464	6,392	47,732
Net operating income	17,522	13,331		4,203		(962)		5,443	12,106	51,643

Other income (expense)
Development and management services revenue	—	—		413		—		—	—	413
Interest and other income (loss)	310	1,008		890		(3)		64	135	2,404
Interest expense	(9,301)	(4,943)		(14,647)		—		(3,869)	(6,920)	(39,680)
Transaction costs	—	—		(8)		—		—	—	(8)
Depreciation and amortization expense	(8,483)	(5,566)		(12,001)		—		(1,434)	(4,388)	(31,872)
General and administrative expense	—	(33)		(150)		—		(16)	—	(199)
Loss on sale of real estate	—	(2)		—		—		—	—	(2)
Total other income (expense)	(17,474)	(9,536)		(25,503)		(3)		(5,255)	(11,173)	(68,944)
Net income (loss)	$48	$3,795		$(21,300)		$(965)		$188	$933	$(17,301)

BXP’s share of select items:
BXP’s share of amortization of financing costs	$139	$23		$242		$—		$29	$63	$496
BXP’s share of hedge amortization, net of costs	$—	$—		$—		$—		$260	$—	$260
BXP’s share of fair value interest adjustment	$—	$—		$216		$—			$—	$216
BXP’s share of amortization and accretion related to sales-type lease	$29	$—		$—		$—		$—	$—	$29

Reconciliation of BXP’s share of EBITDAre
Income (loss) from unconsolidated joint ventures	$18	$2,603		$(8,366)		$5,892		$(326)	$35,592	$35,413
Add:
BXP’s share of interest expense	4,651	2,472		5,649		—		1,303	2,457	16,532
BXP’s share of depreciation and amortization expense	4,244	2,213	[5]	4,665	[5]	(28)	[5]	874	1,538	13,506
Less:
BXP’s share of gains (loss) on sales [6]	—	(1)		—		6,394		—	34,840	41,233
BXP’s share of EBITDAre	$8,913	$7,289	[5]	$1,948	[5]	$(530)	[5]	$1,851	$4,747	$24,218

Q1 2026
Reconciliations (continued)

UNCONSOLIDATED JOINT VENTURES [1]
Reconciliation of BXP’s share of Net Operating Income (Loss)	Boston	Los Angeles		New York		San Francisco	Seattle	Washington, DC	Total Unconsolidated Joint Ventures
BXP’s share of rental revenue [3]	$14,321	$10,654	[5]	$8,571	[5]	$77	$2,999	$6,743	$43,365
BXP’s share of operating expenses	5,559	3,851		7,783		606	1,165	2,031	20,995
BXP’s share of net operating income (loss)	8,762	6,803	[5]	788	[5]	(529)	1,834	4,712	22,370
Less:
BXP’s share of termination income	—	—		—		—	—	—	—
BXP’s share of net operating income (loss) (excluding termination income)	8,762	6,803		788		(529)	1,834	4,712	22,370
Less:
BXP’s share of straight-line rent	137	(763)	[5]	897	[5]	7	(2)	174	450
BXP’s share of fair value lease revenue	—	45	[5]	362	[5]	—	336	—	743
BXP’s share of amortization and accretion related to sales type lease	29	—		—		—	—	—	29
Add:
BXP’s share of straight-line ground rent expense adjustment	—	—		121		—	—	—	121
BXP’s share of lease transaction costs that qualify as rent inducements	—	17		—		—	—	8	25
BXP’s share of net operating income (loss) - cash (excluding termination income)	$8,596	$7,538	[5]	$(350)	[5]	$(536)	$1,500	$4,546	$21,294

Reconciliation of BXP’s share of Revenue
BXP’s share of rental revenue [3]	$14,321	$10,654	[5]	$8,571	[5]	$77	$2,999	$6,743	$43,365
Add:
BXP’s share of development and management services revenue	—	—		207		—	—	—	207
BXP’s share of revenue	$14,321	$10,654	[5]	$8,778	[5]	$77	$2,999	$6,743	$43,572

_____________
1For information on the properties included for each region and the Company’s percentage ownership in each property, see pages 21-24.
2Lease revenue includes recoveries and service income from clients.
3See the Definitions and Reconciliations sections of this Supplemental package starting on page 56.
4Includes approximately $242 of straight-line ground rent expense.
5The Company’s purchase price allocation under ASC 805 for certain joint ventures differs from the historical basis of the venture.
6 For additional information, see page 14.

Q1 2026
Reconciliations (continued)
Reconciliation of Net income (loss) attributable to BXP, Inc. to
BXP’s Share of same property net operating income (NOI)
(dollars in thousands)

	Three Months Ended
	31-Dec-25	31-Dec-24
Net income (loss) attributable to BXP, Inc.	$248,486	$(230,019)
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	27,824	(25,031)
Noncontrolling interest in property partnerships	18,479	17,233
Net income (loss)	294,789	(237,817)
Add:
Interest expense	162,612	170,390
Impairment losses	16,902	—
Unrealized loss on non-real estate investments	2	2
Depreciation and amortization expense	232,015	226,043
Transaction costs	122	707
Payroll and related costs from management services contracts	3,959	4,398
General and administrative expense	37,801	32,504
Less:
Interest and other income (loss)	12,351	20,452
Gains (losses) from investments in securities	846	(369)
Gain on sale of real estate	156,410	85
Income (loss) from unconsolidated joint ventures	50,232	(349,553)
Direct reimbursements of payroll and related costs from management services contracts	3,959	4,398
Development and management services revenue	8,641	8,784
Net Operating Income (NOI)	515,763	512,430
Add:
BXP’s share of NOI from unconsolidated joint ventures	28,183	30,782
Less:
Partners’ share of NOI from consolidated joint ventures (after income allocation to private REIT shareholders)	51,665	48,259
BXP’s Share of NOI	492,281	494,953
Less:
Termination income	8,947	914
BXP’s share of termination income from unconsolidated joint ventures	72	521
Add:
Partners’ share of termination income from consolidated joint ventures	287	11
BXP’s Share of NOI (excluding termination income)	$483,549	$493,529

Net Operating Income (NOI)	$515,763	$512,430
Less:
Termination income	8,947	914
NOI from non Same Properties (excluding termination income)	13,872	17,950
Same Property NOI (excluding termination income)	492,944	493,566
Less:
Partners’ share of NOI from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	51,378	48,248
Add:
Partners’ share of NOI from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	4,460	2,865
BXP’s share of NOI from unconsolidated joint ventures (excluding termination income)	28,111	30,261
Less:
BXP’s share of NOI from non Same Properties from unconsolidated joint ventures (excluding termination income)	2,959	3,983
BXP’s Share of Same Property NOI (excluding termination income)	$471,178	$474,461

Change in BXP’s Share of Same Property NOI (excluding termination income)	$(3,283)
Change in BXP’s Share of Same Property NOI (excluding termination income)	(0.7)%

Q1 2026
Reconciliations (continued)
Reconciliation of Net income (loss) attributable to BXP, Inc. to
BXP’s Share of same property net operating income (NOI) - cash
(dollars in thousands)

	Three Months Ended
	31-Dec-25	31-Dec-24
Net income (loss) attributable to BXP, Inc.	$248,486	$(230,019)
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest - common units of the Operating Partnership	27,824	(25,031)
Noncontrolling interest in property partnerships	18,479	17,233
Net income (loss)	294,789	(237,817)
Add:
Interest expense	162,612	170,390
Impairment losses	16,902	—
Unrealized loss on non-real estate investments	2	2
Depreciation and amortization expense	232,015	226,043
Transaction costs	122	707
Payroll and related costs from management services contracts	3,959	4,398
General and administrative expense	37,801	32,504
Less:
Interest and other income (loss)	12,351	20,452
Gains (losses) from investments in securities	846	(369)
Gain on sale of real estate	156,410	85
Income (loss) from unconsolidated joint ventures	50,232	(349,553)
Direct reimbursements of payroll and related costs from management services contracts	3,959	4,398
Development and management services revenue	8,641	8,784
Net Operating Income (NOI)	515,763	512,430
Less:
Straight-line rent	25,710	19,732
Fair value lease revenue	1,983	1,277
Amortization and accretion related to sales type lease	240	254
Termination income	8,947	914
Add:
Straight-line ground rent expense adjustment [1]	531	586
Lease transaction costs that qualify as rent inducements [2]	4,615	3,512
NOI - cash (excluding termination income)	484,029	494,351
Less:
NOI - cash from non Same Properties (excluding termination income)	10,672	32,432
Same Property NOI - cash (excluding termination income)	473,357	461,919
Less:
Partners’ share of NOI - cash from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	47,115	49,077
Add:
Partners’ share of NOI - cash from non Same Properties from consolidated joint ventures (excluding termination income and after income allocation to private REIT shareholders)	3,382	9,121
BXP’s share of NOI - cash from unconsolidated joint ventures (excluding termination income)	26,891	29,808
Less:
BXP’s share of NOI - cash from non Same Properties from unconsolidated joint ventures (excluding termination income)	2,308	3,285
BXP’s Share of Same Property NOI - cash (excluding termination income)	$454,207	$448,486

Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	$5,721
Change in BXP’s Share of Same Property NOI - cash (excluding termination income)	1.3%
_____________
1In light of the front-ended, uneven rental payments required by the Company’s 99-year ground and air rights lease for the 100 Clarendon Street garage and Back Bay Transit Station in Boston, MA, and to make period-to-period comparisons more meaningful to investors, the adjustment does not include the straight-line impact of approximately $(3,770) and $146 for the three months ended December 31, 2025 and 2024, respectively. As of December 31, 2025, the Company has remaining lease payments aggregating approximately $25.3 million, all of which it expects to incur by the end of 2027 with no payments thereafter. Under GAAP, the Company recognizes expense of $(111) per quarter on a straight-line basis over the term of the lease. However, unlike more traditional ground and air rights leases, the timing and amounts of the rental payments by the Company correlate to the uneven timing and funding by the Company of capital expenditures related to improvements at Back Bay Transit Station. As a result, the amounts excluded from the adjustment each quarter through 2027 may vary significantly.
2Consists of lease transaction costs that qualify as rent inducements in accordance with GAAP.

Q1 2026
Consolidated Income Statement - prior year

(unaudited and in thousands, except per share amounts)

	Three Months Ended
	31-Mar-25	31-Dec-24
Revenue
Lease	$811,102	$798,189
Parking and other	30,146	33,135
Insurance proceeds	96	921
Hotel revenue	9,597	13,144
Development and management services	9,775	8,784
Direct reimbursements of payroll and related costs from management services contracts	4,499	4,398
Total revenue	865,215	858,571
Expenses
Operating	183,076	174,030
Real estate taxes	148,429	148,901
Restoration expenses related to insurance claims	73	427
Hotel operating	7,565	9,601
General and administrative	52,284	32,504
Payroll and related costs from management services contracts	4,499	4,398
Transaction costs	768	707
Depreciation and amortization	220,107	226,043
Total expenses	616,801	596,611
Other income (expense)
Loss from unconsolidated joint ventures	(2,139)	(349,553)
Gain on sale of real estate	—	85
Loss on sales-type lease	(2,490)	—
Losses from investments in securities	(365)	(369)
Unrealized loss on non-real estate investments	(483)	(2)
Interest and other income (loss)	7,750	20,452
Loss from early extinguishment of debt	(338)	—
Interest expense	(163,444)	(170,390)
Net income (loss)	86,905	(237,817)
Net (income) loss attributable to noncontrolling interests
Noncontrolling interest in property partnerships	(18,749)	(17,233)
Noncontrolling interest - common units of the Operating Partnership	(6,979)	25,031
Net income (loss) attributable to BXP, Inc.	$61,177	$(230,019)

INCOME PER SHARE OF COMMON STOCK (EPS)

Net income (loss) attributable to BXP, Inc. per share - basic	$0.39	$(1.45)
Net income (loss) attributable to BXP, Inc. per share - diluted	$0.39	$(1.45)